The patient investor

QUARTERLY REPORT: 12/31/14

●  Value    ●  Deep value    ●  Global

●  Ariel Fund
●  Ariel Appreciation Fund
●  Ariel Focus Fund
●  Ariel Discovery Fund
●  Ariel International Fund
●  Ariel Global Fund

Slow and steady wins the race.

One of Ariel Investments’ guiding principles is to communicate openly with our shareholders so they may gain a clear understanding of our investment philosophy, portfolio decisions and results, as well as our opinions on the underlying market. In reviewing the materials contained in The Patient Investor, please consider the information provided on this page. While our investment decisions are rooted in detailed analysis, it is important to point out that actual results can differ significantly from those we seek. We candidly discuss a number of individual companies. Our opinions are current as of the date they were written but are subject to change.

We want to remind investors that the information in this report is not sufficient on which to base an investment decision and should not be considered a recommendation to purchase or sell any particular security. Equity investments are affected by market conditions. The intrinsic value of the stocks in which the Funds invest may never be recognized by the broader market. Ariel Fund, Ariel Appreciation Fund, Ariel Focus Fund and Ariel Discovery Fund invest in small and/or midsized companies. Investing in small and mid-cap stocks is riskier and more volatile than investing in large cap stocks, in part because smaller companies may not have the scale, depth of resources and other assets of larger firms. Ariel Fund and Ariel Appreciation Fund often invest a significant portion of their assets in companies within the consumer discretionary and financial services sectors and their performance may suffer if these sectors underperform the overall stock market. Ariel Focus Fund invests primarily in equity securities of companies of any size and is a non-diversified fund, which means its investments are concentrated in fewer stocks than diversified funds. Ariel Focus Fund generally holds 20-30 stocks and therefore may be more volatile than a more diversified investment. Ariel International Fund and Ariel Global Fund invest in foreign securities and may use currency derivatives and ETFs. Investments in foreign securities may underperform and may be more volatile than comparable U.S. stocks because of the risks involving foreign economies and markets, foreign political systems, foreign regulatory standards, foreign currencies and taxes. The use of currency derivatives and ETFs may increase investment losses and expenses and create more volatility. Investments in emerging and developing markets present additional risks, such as difficulties selling on a timely basis and at an acceptable price.

Performance data quoted represents past performance. Past performance does not guarantee future results. All performance assumes the reinvestment of dividends and capital gains. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end for the Funds may be obtained by visiting our website, arielinvestments.com.

This report contains comparisons of Fund returns to the returns of certain indexes. Indexes are unmanaged, and investors cannot invest directly in an index. Ariel Fund, Ariel Appreciation Fund, and Ariel Discovery Fund differ from the benchmarks with holdings concentrated in fewer sectors. Ariel Focus Fund differs from the benchmarks with dramatically fewer holdings concentrated in fewer sectors. Ariel International Fund and Ariel Global Fund differ from the benchmarks with fewer holdings.

Investors should consider carefully the investment objectives, risks, and charges and expenses before investing. For a current summary prospectus or full prospectus which contains this and other information about the Funds offered by Ariel Investment Trust, call us at 800.292.7435 or visit our website, arielinvestments.com. Please read the summary prospectus or full prospectus carefully before investing. Distributed by Ariel Distributors, LLC, a wholly owned subsidiary of Ariel Investments, LLC.

Ariel Investment Trust

c/o U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, WI 53201-0701

800.292.7435

arielinvestments.com
Follow us on Twitter @ArielFunds

Fund performance at a glance	AS OF 12/31/14

Annualized
	Quarter (%)	1-year (%)	3-year (%)	5-year (%)	10-year (%)	20-year (%)	Since inception (%)
Small/mid cap value strategy							11/06/86
Ariel Fund–Investor Class	+ 8.52	+ 10.95	+ 24.54	+ 16.62	+ 7.16	+ 11.61	+ 11.81
Ariel Fund–Institutional Class	+ 8.59	+ 11.29	+ 24.93	+ 16.84	+ 7.26	+ 11.66	+ 11.85
Russell 2500TM Value Index	+ 6.09	+ 7.11	+ 19.40	+ 15.48	+ 7.91	+ 11.90	+ 11.61
Russell 2000® Value Index	+ 9.40	+ 4.22	+ 18.29	+ 14.26	+ 6.89	+ 10.95	+ 10.88
S&P 500® Index	+ 4.93	+ 13.69	+ 20.41	+ 15.45	+ 7.67	+ 9.85	+ 10.35
Mid cap value strategy							12/01/89
Ariel Appreciation Fund–Investor Class	+ 7.38	+ 8.15	+ 23.58	+ 15.90	+ 8.56	+ 12.29	+ 11.40
Ariel Appreciation Fund–Institutional Class	+ 7.50	+ 8.54	+ 23.96	+ 16.12	+ 8.66	+ 12.35	+ 11.44
Russell Midcap® Value Index	+ 6.05	+ 14.75	+ 21.98	+ 17.43	+ 9.43	+ 12.53	+ 11.98
Russell Midcap® Index	+ 5.94	+ 13.22	+ 21.40	+ 17.19	+ 9.56	+ 12.01	+ 11.69
S&P 500® Index	+ 4.93	+ 13.69	+ 20.41	+ 15.45	+ 7.67	+ 9.85	+ 9.63
All cap value strategy							06/30/05
Ariel Focus Fund–Investor Class	+ 3.59	+ 9.92	+ 19.51	+ 12.45	–	–	+ 6.32
Ariel Focus Fund–Institutional Class	+ 3.61	+ 10.16	+ 19.81	+ 12.62	–	–	+ 6.40
Russell 1000® Value Index	+ 4.98	+ 13.45	+ 20.89	+ 15.42	–	–	+ 7.50
S&P 500® Index	+ 4.93	+ 13.69	+ 20.41	+ 15.45	–	–	+ 8.18
Small cap deep value strategy							01/31/11
Ariel Discovery Fund–Investor Class	+ 8.93	– 7.65	+ 12.40	–	–	–	+ 6.50
Ariel Discovery Fund–Institutional Class	+ 8.93	– 7.39	+ 12.73	–	–	–	+ 6.73
Russell 2000® Value Index	+ 9.40	+ 4.22	+ 18.29	–	–	–	+ 12.09
S&P 500® Index	+ 4.93	+ 13.69	+ 20.41	–	–	–	+ 15.22
International all cap strategy							12/30/11
Ariel International Fund–Investor Class	– 2.51	– 2.44	+ 8.69	–	–	–	+ 8.68
Ariel International Fund–Institutional Class	– 2.38	– 2.15	+ 8.95	–	–	–	+ 8.94
MSCI EAFE® Index (gross)	– 3.53	– 4.48	+ 11.56	–	–	–	+ 11.55
MSCI ACWI ex-US Index (gross)	– 3.81	– 3.44	+ 9.49	–	–	–	+ 9.48
Global all cap strategy							12/30/11
Ariel Global Fund–Investor Class	– 0.52	+ 5.29	+ 12.38	–	–	–	+ 12.37
Ariel Global Fund–Institutional Class	– 0.43	+ 5.54	+ 12.69	–	–	–	+ 12.68
MSCI ACWISM Index (gross)	+ 0.52	+ 4.71	+ 14.72	–	–	–	+ 14.70

The inception date for the Institutional Class shares of all Funds is December 30, 2011. Performance information for the Institutional Class prior to that date reflects the actual performance of a Fund’s Investor Class (and uses the actual expenses of the Fund’s Investor Class, for such period of time), without any adjustments. For any such period of time, the performance of a Fund’s Institutional Class would have been substantially similar to, yet higher than, the performance of its Investor Class, because the shares of both classes are invested in the same portfolio of securities, but the classes bear different expenses, which are primarily differences in distribution and service fees. Descriptions for the indexes can be found in the individual fund summaries in the report. Any extraordinary performance shown for short-term periods may not be sustainable and is not representative of the performance over longer periods. The minimum initial investment for Investor Class shares is $1,000; the minimum for Institutional Class shares is $1,000,000.

TURTLE TALK

Inside this issue

Ariel International Fund and Ariel Global Fund have recently celebrated their third anniversary. We invite you to read Rupal Bhansali’s shareholder letter that commemorates this special milestone beginning on page 17.

“Although three years is a terrific milestone, it is only the beginning. I look ahead with great optimism about our future prospects and am working tirelessly to deliver the excellent long-term results you have come to expect from Ariel.”
-Rupal J. Bhansali, Portfolio Manager

Additionally, Rupal will delve deeply into her investment strategy and answer your questions in our next Turtle Time series. To learn more about Ariel’s global strategies, or how to submit questions, turn to page 19.

Ariel brings you…

Khoa X. Ho Vice President, Investor Services

With Americans living longer and healthier lives, it’s more important than ever to be financially prepared for retirement. New research shows that on average, many individuals are now living well into their 80s. With the start of a new year, now is a good time to think about your retirement goals and put a solid plan in place.

Maximize your retirement contributions. The 2015 maximum contribution limit for Traditional and Roth IRAs is $5,500, or $6,500 if you are over 50 years of age. If you participate in your employer’s 401(k), 403(b) or 457 plan, you can contribute up to $18,000, or $24,000 if you are over 50 years of age.

Review your retirement plans. At least once a year, it is prudent to take inventory of your IRA, 401(k), 403(b) or other qualified retirement plan to ensure you have a strong fund line-up, little overlap between investment strategies and proper diversification to meet your retirement goals. This is an important exercise as your investments may be held with various record-keepers.

Diversify. Ariel provides three distinct investment strategies to help you expand your portfolio: Traditional Value (Ariel Fund, Ariel Appreciation Fund and Ariel Focus Fund), Deep Value (Ariel Discovery Fund) and Global (Ariel International Fund and Ariel Global Fund). We invite you to review all of our strategies in this quarterly report or visit our award-winning website at arielinvestments.com.

These recommendations should not be considered personalized investment advice. Talk with a financial professional to gain insights on investment options that might be suitable for you.

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12/31/14 Ariel Fund & Ariel Appreciation Fund

OIL — ARIEL STYLE

Performance data quoted represents past performance. Past performance does not guarantee future results. All performance assumes the reinvestment of dividends and capital gains and represents returns of the Investor Class shares.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end for Ariel Fund and Ariel Appreciation Fund may be obtained by visiting our website, arielinvestments.com.

DEAR FELLOW SHAREHOLDER:

For the quarter ending December 31, 2014, Ariel Fund surged +8.52%, handily beating the Russell 2500 Value Index, which rose +6.09%, but lagged the Russell 2000 Value Index, which was up +9.40%. Stock-picking in the consumer discretionary and energy sectors overcame weakness among our health-care names. Meanwhile, the combination of an underweight in the energy sector and the outperformance of our holdings enabled Ariel Appreciation Fund to grow +7.38% during the quarter, which bested the +6.05% rise of the Russell Midcap Value Index and the +5.94% return of the Russell Midcap Index. The absence of utilities only marginally hurt. It is worth noting that the broad market, as measured by the Standard & Poor’s 500 Index, topped off the year with a +4.93% quarterly gain, which represented a reversal from its previous domination over smaller-company stocks earlier in 2014.

For the year, Ariel Fund jumped +10.95%, which trounced the Russell 2500 Value and the Russell 2000 Value Indexes, which grew +7.11% and +4.22%, respectively. In the case of our small/mid cap fund, our consumer discretionary and financial services names were our biggest boons, while our historic lack of utilities detracted from returns. Although Ariel Appreciation Fund rose a respectable +8.15% for the year, the Russell Midcap Value Index, juiced by utilities and REITS, vaulted +14.75%, and the Russell Midcap Index leapt +13.22%. Our consumer discretionary names experienced some weakness, and our broad avoidance of the slower-growing utility sector also hurt.

OIL SLICK

During the quarter and certainly since the end of the year, the precipitous drop of crude oil prices has dominated our client conversations. As The New York Times stated, “What’s remarkable about the roughly 50 percent decline in the price of oil in the second half of the year is that it occurred amid such stability; nothing radical changed in that time about either the global economic outlook or even the supply and demand picture for oil itself.”1 The fact is, some pockets of global growth slowed as supply levels stayed high. Europe is stagnant, and China’s red-hot economy has cooled, but this is not new information. Moreover, according to the IMF, “Only 20% of the drop is due to declining demand from slowing growth.”2 The United States has in fact doubled its oil production in just six short years—but again, this was already well-telegraphed both inside and outside of financial circles. In response, OPEC—the oil cartel known to even the most uninterested observer—declined to pull back production in an effort to stare down U.S. drillers who need higher prices to break even on their costlier shale exploration efforts. To put this high stakes game of chicken into perspective, The Economist reports that “the oilmen of North Dakota and Texas…have completed perhaps 20,000 new wells since 2010, more than ten times Saudi Arabia’s tally, [which] has boosted America’s oil production by a third, to nearly 9 million barrels a day (b/d). That is just 1 million b/d short of Saudi Arabia’s output.”3

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“We are aligned with those who believe that, with the exception of the oil industry itself, lower oil prices are good for most companies and consumers around the globe.”

For these and other reasons, some are convinced that “the weakness in oil [is]…pointing to a global economic collapse.”4 We are not in this camp. In fact, we are more aligned with those who believe that, with the exception of the oil industry itself, lower oil prices are good for most companies and consumers around the globe. And even if you play out a doomsday scenario for the U.S. oil industry, the magnitude of the downside is not so foreboding. As The New York Times recently stated, “…even if the industry lost half of its [528,000] jobs—which it won’t—that would be equivalent to less than a single month’s gain for the overall economy which added 275,000 jobs a month last year.”5 By contrast, with the average American driver expected to pocket somewhere in the neighborhood of $800 per year in gas savings alone, the advantage to consumers is its own form of an economic stimulus—not to mention the positive financial impact of lower heating bills. Meanwhile, lower fuel and heating costs will also benefit corporate America’s bottom line too, especially the bedrock industrial sector.

OIL — ARIEL STYLE

As many know, for a good deal of our 32-year history, we have generally shunned pure commodity companies in an effort to insulate our portfolios from their boom-and-bust cycles—hence our longstanding underweight in the energy sector. For one, with a bottom-up investment process, we do not make the kind of macroeconomic calls that might require commodity price forecasts. Additionally, it is the rare small- or mid-size company that offers a true competitive advantage in the sector.

Despite this posture, as some may recall, we hired an energy analyst in 2012 in recognition of the fact that the commodity can have a profound impact on the economy and our portfolios. Perhaps inevitably, his knowledge and presence also enabled us to identify some unique opportunities that fit our investment criteria. To be clear, we are talking about a total of five stocks held in at least one of our small, small/ mid, or mid cap portfolios. These investments are not a bullish call on future oil prices, per se, but rather a bullish call on robust businesses that we believe to be quite cheap, even given lower oil prices. While we expect them to do well at today’s oil prices, we think they will do very well if prices recover in the next few years, precisely because their competitively advantaged balance sheets and stable, attractive franchises allow them to weather periods of price weakness. This is wholly consistent with our philosophy of owning high-quality, well-managed, differentiated businesses regardless of industry.

“These energy holdings are not a bullish call on future oil prices, per se, but rather a bullish call on robust businesses.”

For example, Bristow Group Inc. (BRS) is one of our highest conviction stocks, as evidenced by the fact that it is held across our small, small/mid and mid cap separate accounts and traditional value mutual funds. Although this helicopter company primarily shuttles rig workers for oil producers, Bristow is more insulated from the vagaries of oil prices by virtue of its three-to-five year contracts, which brings in two-thirds of revenue even if no aircrafts fly. Moreover, the company’s large fleet represents a quite valuable asset to counterbalance any unlikely earnings downturn.

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Like Bristow, the U.S. Silica Holdings, Inc. (SLCA) contract structure helps insulate revenues from the inevitable oil price instability that occurs from time to time. For example, its silica (sand) is essential to oil and natural gas exploration. As such, nearly 80% of its 2015 capacity is fully contracted, and 50% is contracted through 2018. Twenty-five percent of the company’s business comes from other industrial clients who use silica in the manufacture of glass or plastics. For these reasons, we have not been surprised to see insiders accumulating U.S. Silica shares on recent dips and the company doubling its share buyback authorization to take advantage of near-term price swings. We have been buyers too. Our small cap portfolios and Ariel Fund have recently accumulated more shares.

We first purchased shares of rig equipment manufacturer National Oilwell Varco (NOV) in our mid cap portfolios in early December, after much of the damage had been done. A -24% price dislocation starting in early September enabled us to invest in a very high-quality name in the energy space. Its dominant 80% market share in deepwater rig equipment has led some to joke that its ticker symbol, NOV, stands for “no other vendor.” In addition, the company’s strong balance sheet, 3% dividend yield and share buyback program all demonstrate its sturdy finances. If that were not enough, National Oilwell Varco also has an 18-month backlog worth about $13 billion in contractual revenues, which should help cushion near-term weakness.

Although directly exposed to commodity prices, Contango Oil & Gas Co. (MCF) has minimal leverage and continues to trade at a discount to the value of its proven reserves (known oil in the ground). Additionally, two-thirds of its existing production is tied to natural gas. Whereas crude oil prices were cut in half in the last six months of the year, natural gas prices were down just -25%. As a result, during the fourth quarter, when exploration and production company shares fell -26%, Contango was only off -13.52%. Our small, small/mid and mid cap separate accounts and traditional value mutual funds hold its shares.

Our only energy-related name that has actually tracked oil’s decline (and has thus been our worst performer recently) is Mitcham Industries, Inc. (MIND), held in our small cap portfolio. Despite recent results, Mitcham has one of the strongest balance sheets in the seismic equipment space and a history of sound capital allocation. With new exploration efforts expected to decline, there will be less activity for the company in the near term. And yet, precisely because the use of seismic equipment is key to the successful identification of wells (and represents less than 5% of the drilling cost), we believe pricing will hold up just fine. Even with a pullback, the company expects to roughly break even on an earnings-per-share basis and be cash-flow-positive.

While our energy exposure is less than that of the benchmark, it is larger than it has been traditionally. In recent years, we have identified the kind of companies with brands and franchises that make them classic Ariel stocks. We continue to avoid businesses where a lack of differentiation makes them commodities. On the other hand, we are enthusiastic about those rare companies with operations that may be interconnected with commodities but have durable competitive advantages.

PORTFOLIO COMINGS AND GOINGS

We did not add any positions in Ariel Fund, but we purchased oil and gas equipment manufacturer National Oilwell Varco in Ariel Appreciation Fund. We did not exit any positions in Ariel Fund or Ariel Appreciation Fund.

As always, we appreciate the opportunity to serve you and welcome any questions or comments you might have. You can also contact us directly at email@arielinvestments.com.

Sincerely,

John W. Rogers, Jr.	Mellody Hobson
Chairman and CEO	President

1
Neil Irwin, “Five Surprising Economic Trends in 2014, and What They Mean for 2015,” The New York Times, January 1, 2015, http://www.nytimes.com/2015/01/02/upshot/five-surprising-economic-trends-in-2014-and-what-they-mean-for-2015.html?_r=0&abt=0002&abg=1 (accessed January 19, 2015).

2
Victor Reklaitis, “Oil’s breathtaking drop is its steepest since 2008,” Marketwatch, December 9, 2014, http://www.marketwatch.com/story/oils-breathtaking-drop-is-its-steepest-since-2008-2014-12-08 (accessed January 19, 2015).

3
“The new economics of oil: Sheikhs v shale,” The Economist, December 6, 2014, http://www.economist.com/news/leaders/21635472-economics-oil-have-changed-some-businesses-will-go-bust-market-will-be (accessed January 18, 2015).

4	Ben Levisohn, “The Ghost of Oil Prices Past,” Barron’s, January 12, 2015, 11.
5	Gretchen Morgenson, “What’s So Bad About Cheap Oil?” The New York Times, January 17, 2015, http://www.nytimes.com/2015/01/18/business/whats-so-bad-about-cheap-oil.html (accessed January 19, 2015).

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Ariel Fund performance summary	INCEPTION: 11/06/86

John W. Rogers, Jr.	John P. Miller, cfa	Kenneth E. Kuhrt, cpa
Lead portfolio manager	Portfolio manager	Portfolio manager

Composition of equity holdings (%)
	Ariel Fund†	Russell 2500 Value Index	Russell 2000 Value Index	S&P 500 Index
Financial services	31.70	38.80	40.96	18.23
Consumer discretionary	27.69	11.96	11.99	13.76
Producer durables	16.09	12.89	13.52	10.62
Health care	10.72	6.23	5.39	14.16
Materials & processing	4.88	6.74	5.62	3.55
Consumer staples	3.37	1.97	2.42	8.24
Technology	3.12	7.96	9.08	16.78
Energy	2.43	3.65	3.30	8.46
Utilities	0.00	9.80	7.71	5.52
†	Sector weightings are calculated based on equity holdings in the Fund and exclude cash in order to make a relevant comparison to the indexes.

Average annual total returns (%) as of 12/31/14
	Quarter	1-year	3-year	5-year	10-year	Since inception
Ariel Fund–Investor Class	+ 8.52	+ 10.95	+ 24.54	+ 16.62	+ 7.16	+ 11.81
Ariel Fund–Institutional Class+	+ 8.59	+ 11.29	+ 24.93	+ 16.84	+ 7.26	+ 11.85
Russell 2500TM Value Index	+ 6.09	+ 7.11	+ 19.40	+ 15.48	+ 7.91	+ 11.61
Russell 2000® Value Index	+ 9.40	+ 4.22	+ 18.29	+ 14.26	+ 6.89	+ 10.88
S&P 500® Index	+ 4.93	+ 13.69	+ 20.41	+ 15.45	+ 7.67	+ 10.35
Performance data quoted represents past performance and does not guarantee future results. All performance assumes the reinvestment of dividends and capital gains. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To access performance data current to the most recent month-end, visit arielinvestments.com. The minimum initial investment for Investor Class shares is $1,000; the minimum for Institutional Class shares is $1,000,000.

Growth of a $10,000 investment since inception (Investor Class)

Expense ratio (as of 09/30/14)
Investor Class	1.03%
Institutional Class	0.72%

Top ten equity holdings (% of net assets)
1.	First American Financial Corp.	3.7	6.	JLL	3.3
2.	KKR & Co. L.P.	3.5	7.	Royal Caribbean Cruises Ltd.	3.3
3.	Lazard Ltd	3.5	8.	J.M. Smucker Co.	3.3
4.	Gannett Co., Inc.	3.4	9.	Brady Corp.	3.2
5.	Western Union Co.	3.4	10.	CBRE Group, Inc.	3.2

+
The inception date for the Institutional Class shares is December 30, 2011. Performance information for the Institutional Class prior to that date reflects the actual performance of the Fund’s Investor Class (and uses the actual expenses of the Fund’s Investor Class, for such period of time), without any adjustments. For any such period of time, the performance of the Fund’s Institutional Class would have been substantially similar to, yet higher than, the performance of the Fund’s Investor Class, because the shares of both classes are invested in the same portfolio of securities, but the classes bear different expenses, which are primarily differences in distribution and service fees. Notes: The graph and performance table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The Russell 2500TM Value Index measures the performance of small to mid-cap value companies with lower price-to-book ratios and lower forecasted growth values. The Russell 2000® Value Index measures the performance of the small-cap value segment of the U.S. equity universe. It includes those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. Russell® is a trademark of Russell Investment Group, which is the source and owner of the Russell Indexes’ trademarks, service marks and copyrights. The S&P 500® is a broad market-weighted index dominated by blue-chip stocks. All indexes are unmanaged, and an investor cannot invest directly in an index. Total return does not reflect a maximum 4.75% sales load charged prior to 7/15/94.

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Ariel Appreciation Fund performance summary	INCEPTION: 12/01/89

John W. Rogers, Jr.	Timothy R. Fidler, cfa
Co-portfolio manager	Co-portfolio manager

Composition of equity holdings (%)
	Ariel Apprec- iation Fund†	Russell Midcap Value Index	Russell Midcap Index	S&P 500 Index
Financial services	36.24	33.94	22.71	18.23
Consumer discretionary	25.05	11.06	18.34	13.76
Producer durables	18.92	8.74	12.17	10.62
Health care	14.38	9.58	11.39	14.16
Consumer staples	3.31	3.33	5.69	8.24
Energy	2.10	3.76	4.40	8.46
Materials & processing	0.00	7.49	6.79	3.55
Technology	0.00	9.16	11.87	16.78
Utilities	0.00	12.93	6.65	5.52
†	Sector weightings are calculated based on equity holdings in the Fund and exclude cash in order to make a relevant comparison to the indexes.

Average annual total returns (%) as of 12/31/14
	Quarter	1-year	3-year	5-year	10-year	Since inception
Ariel Appreciation Fund–Investor Class	+ 7.38	+ 8.15	+ 23.58	+ 15.90	+ 8.56	+ 11.40
Ariel Appreciation Fund–Institutional Class+	+ 7.50	+ 8.54	+ 23.96	+ 16.12	+ 8.66	+ 11.44
Russell Midcap® Value Index	+ 6.05	+ 14.75	+ 21.98	+ 17.43	+ 9.43	+ 11.98
Russell Midcap® Index	+ 5.94	+ 13.22	+ 21.40	+ 17.19	+ 9.56	+ 11.69
S&P 500® Index	+ 4.93	+ 13.69	+ 20.41	+ 15.45	+ 7.67	+ 9.63
Performance data quoted represents past performance and does not guarantee future results. All performance assumes the reinvestment of dividends and capital gains. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To access performance data current to the most recent month-end, visit arielinvestments.com. The minimum initial investment for Investor Class shares is $1,000; the minimum for Institutional Class shares is $1,000,000.

Growth of a $10,000 investment since inception (Investor Class)

Expense ratio (as of 09/30/14)
Investor Class	1.12%
Institutional Class	0.79%

Top ten equity holdings (% of net assets)
1.	First American Financial Corp.	5.0	6.	Zimmer Holdings, Inc.	3.7
2.	Stanley Black & Decker, Inc.	4.8	7.	Northern Trust Corp.	3.4
3.	Western Union Co.	4.7	8.	Franklin Resources, Inc.	3.4
4.	Bristow Group Inc.	4.4	9.	Lazard Ltd	3.3
5.	Interpublic Group of Cos., Inc.	3.8	10.	AFLAC Inc.	3.3

+
The inception date for the Institutional Class shares is December 30, 2011. Performance information for the Institutional Class prior to that date reflects the actual performance of the Fund’s Investor Class (and uses the actual expenses of the Fund’s Investor Class, for such period of time), without any adjustments. For any such period of time, the performance of the Fund’s Institutional Class would have been substantially similar to, yet higher than, the performance of the Fund’s Investor Class, because the shares of both classes are invested in the same portfolio of securities, but the classes bear different expenses, which are primarily differences in distribution and service fees. Notes: The graph and performance table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The Russell Midcap® Value Index measures the performance of mid-cap value companies with lower price-to-book ratios and lower forecasted growth values. The Russell Midcap® Index measures the performance of mid-cap companies. Russell® is a trademark of Russell Investment Group, which is the source and owner of the Russell Indexes’ trademarks, service marks and copyrights. The S&P 500® is a broad market-weighted index dominated by blue-chip stocks. All indexes are unmanaged, and an investor cannot invest directly in an index. Total return does not reflect a maximum 4.75% sales load charged prior to 7/15/94.

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12/31/14 Ariel Focus Fund

INTEREST RATES: NOT AN EQUAL OPPORTUNITY EMPLOYER

Performance data quoted represents past performance. Past performance does not guarantee future results. All performance assumes the reinvestment of dividends and capital gains and represents returns of the Investor Class shares. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end for Ariel Focus Fund may be obtained by visiting our website, arielinvestments.com.

DEAR FELLOW SHAREHOLDER:

Most investors understand the general impact of interest rates on the stock market. If interest rates go up, the present value of future earnings declines and stocks go down—both in theory and often in practice. Likewise, if interest rates go down, whether due to credit demand or quantitative easing from the Federal Reserve, then stocks should be worth more, all else being equal. Anyone who watches financial news networks or reads the The Wall Street Journal already knows interest rates and Federal Reserve policies get plenty of attention.

And yet, in our experience, many investors tend to underestimate the disparate impact that changes in interest rates have on the stock prices of different kinds of companies. Specifically, shifting interest rates do not have the same impact on all companies. While falling interest rates in 2014 definitely provided a boost to the broad U.S. equity markets, this benefit was not distributed evenly across all types of stocks. Declining rates tend to help the kinds of companies owned in Ariel Focus Fund less than they lift the market as a whole. In this letter, we attempt to show how falling rates help companies with weak balance sheets far more than well-capitalized competitors and far more than most investors realize.

Imagine two companies that are identical in every way. Both have $10 billion in sales. Both have excellent 20% operating margins, a 35% effective tax rate, one billion shares outstanding, and the same forward price/earnings (P/E) ratio of 15x. Now make them different in just one way—by putting a very small amount of debt on the first company (Strong Balance Sheet Company A) and a lot of debt on the second company (Weak Balance Sheet Company B). These two theoretical companies would likely have Ariel Debt Ratings of A+ (investment grade) and BB- (high yield), respectively.

We are labeling this first comparison, “Normal Interest Rates.” In this environment, assume 10-Year Treasury rates are 4.0% (approximately their long-term average). An A+ company borrows at about 5.0% while a BB- company borrows at about 500 basis points over Treasuries, or roughly 9.0%. We have reproduced a summary of the situation in Table 1.

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Table 1: Normal Interest Rates
Dollars in millions, except per share	Strong Balance Sheet Company A	Weak Balance Sheet Company B
	Normal Interest Rates	Normal Interest Rates
Total Debt	$500	$10,000
Theoretical Ariel Debt Rating	A+	BB-
Borrowing Cost	5.00%	9.00%
Sales	$10,000	$10,000
Operating Margin	20.00%	20.00%
Operating Income	2,000	2,000
Interest Expense	25	900
Pretax Income	1,975	1,100
Taxes (35%)	691	385
Net Income	1,284	715
Shares Outstanding	1,000	1,000
EPS	$1.28	$0.72
P/E Multiple	15.0	15.0
Stock Price	$19.26	$10.73
Treasury Rate	4.00%	4.00%
Borrowing Cost Over Treasuries	1.00%	5.00%
Note: These examples are intended to show the potential general effect of interest rates on the stock price of a company with low debt versus a company with high debt. All information shown is hypothetical except for the stock price, which is purely a calculation of the earnings per share (EPS) multiplied by the price-to-earnings multiple (P/E Multiple). Examples are illustrative only and are not indicative of any specific return an investor may receive from a particular investment. The underlying assumptions are not predictive of the effect of future interest rates on any particular company.

Although these two companies have identical operating results, producing the same $2 billion in operating profit, Weak Balance Sheet Company B has higher interest expense, lower earnings per share (EPS) and a lower stock price, all because of its significantly higher debt. This is as it should be and is generally well understood, in our opinion. But what is not as well understood is the dramatically different impact dropping interest rates would have on the two companies’ stock prices. We summarize that scenario in Table 2, which reflects the type of drop in interest rates that has occurred over the past year, decreasing by more than 130 basis points to 2.0%. Corporate spreads tighten for both companies, producing a 2.5% borrowing cost for Strong Balance Sheet Company A and 6.5% for Weak Balance Sheet Company B.

Table 2: Normal Versus Low Interest Rates Comparison
Dollars in millions, except per share	Strong Balance Sheet Company A		Weak Balance Sheet Company B
	Normal Interest Rates	Low Interest Rates	Normal Interest Rates	Low Interest Rates
Total Debt	$500	$500	$10,000	$10,000
Borrowing Cost	5.00%	2.50%	9.00%	6.50%
Operating Income	2,000	2,000	2,000	2,000
Interest Expense	25	13	900	650
Pretax Income	1,975	1,988	1,100	1,350
Taxes (35%)	691	696	385	473
Net Income	1,284	1,292	715	878
EPS	$1.28	$1.29	$0.72	$0.88
P/E Multiple	15.0	15.0	15.0	15.0
Stock Price	$19.26	$19.38	$10.73	$13.16
Change in Stock Price		0.63%		22.73%
Note: These examples are intended to show the potential general effect of interest rates on the stock price of a company with low debt versus a company with high debt. All information shown is hypothetical except for the stock price, which is purely a calculation of the earnings per share (EPS) multiplied by the price-to-earnings multiple (P/E Multiple). Examples are illustrative only and are not indicative of any specific return an investor may receive from a particular investment. The underlying assumptions are not predictive of the effect of future interest rates on any particular company.

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Note how the impact on the stock price of Strong Balance Sheet Company A would likely be very small, at less than 1%. But for Weak Balance Sheet Company B, the impact is substantial. Interest expense drops by $250 million, and EPS goes from $0.72 to $0.88. With the same P/E of 15x, Weak Balance Sheet Company B sees its stock increase more than +22.7% from its price in the previous “Normal Interest Rate” environment. This +22.7% increase in stock price comes with no improvement in its operating results. Broadly speaking, this is what we witnessed from 2013 to 2014: More leveraged companies benefited from a dramatic move to lower borrowing costs while strong balance sheet companies saw little benefit.

So if falling interest rates disproportionately benefit levered companies, why, might you ask, does Ariel Focus Fund continue to invest in companies with stronger-than-average balance sheets? The answer is that strong balance sheet companies tend to outperform when interest rates increase—and by more than many investors expect. Table 3 shows what happens when interest rates move higher, with 10-year Treasury rates rising 5.00% and BB- borrowing costs at 10.50%. (To be clear, 10.50% is roughly the rate at which high-quality companies were forced to borrow in the Great Recession of 2008.) In this scenario, the stock of Strong Balance Sheet Company A moves lower by about -1%, while Weak Balance Sheet Company B sees its stock drop -29%, again with no difference in operating results. The stock of the former outperforms that of the latter by nearly 3,000 basis points in the same interest rate environment.

Table 3: Low Versus High Interest Rates Comparison
Dollars in millions, except per share	Strong Balance Sheet Company A		Weak Balance Sheet Company B
	Low Interest Rates	High Interest Rates	Low Interest Rates	High Interest Rates
Total Debt	$500	$500	$10,000	$10,000
Borrowing Cost	2.50%	6.50%	6.50%	10.50%
Operating Income	2,000	2,000	2,000	2,000
Interest Expense	13	33	650	1,050
Pretax Income	1,988	1,968	1,350	950
Taxes (35%)	696	689	473	333
Net Income	1,292	1,279	878	618
EPS	$1.29	$1.28	$0.88	$0.62
P/E Multiple	15.0	15.0	15.0	15.0
Stock Price	$19.38	$19.18	$13.16	$9.26
Change in Stock Price		–1.01%		–29.63%
Note: These examples are intended to show the potential general effect of interest rates on the stock price of a company with low debt versus a company with high debt. All information shown is hypothetical except for the stock price, which is purely a calculation of the earnings per share (EPS) multiplied by the price-to-earnings multiple (P/E Multiple). Examples are illustrative only and are not indicative of any specific return an investor may receive from a particular investment. The underlying assumptions are not predictive of the effect of future interest rates on any particular company.

Given the relatively tranquil interest rate environment of the last several years, some readers may wonder about the risk of higher borrowing costs for leveraged companies. Chart 1 shows how historically unusual today’s low high-yield borrowing costs are and how quickly rates can move higher. (This chart shows the Merrill Lynch BB Index. Our theoretical company is BB-, so its borrowing costs would actually be marginally higher, as well as marginally more volatile.) We have seen three periods in just the last 15 years where borrowing costs for BB borrowers moved sharply higher: during the Dotcom crash of 2001 to 2002, during the Great Recession of 2008 and most recently, during the European/ Greek crisis of 2011.

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Chart 1: Extremely Low High Yield Interest Rates
Upcoming Regression to the Mean
                                                                                                                                                  Source: FactSet

One other interest rate effect deserves comment. Unfortunately, this second factor has also been a relative headwind for Ariel Focus Fund. The drop in interest rates has sent fixed income investors searching for yield. They have bid up the stock prices of high-dividend-paying equity sectors such as REITs and utilities. Ariel Focus Fund owns neither. Both sectors lack the growth in intrinsic value over time that is a cornerstone of the Ariel traditional value investment process. REITs and utilities have outperformed significantly over the last two years and, in our opinion, are likely to underperform when interest rates head back up.

In 2014, Ariel Focus Fund recorded a solid absolute return of +9.92% but trailed the primary Russell 1000 Value Index’s +13.45% return and the broad S&P 500 Index’s +13.69% gain. Some areas of the fund performed admirably. We had excellent returns in our consumer stocks with Bed Bath & Beyond Inc. (BBBY), Newell Rubbermaid Inc. (NWL) and CVS Health Corp. (CVS) all appreciating more than +30% during the year. Even controversial holdings Apollo Education Group, Inc. (APOL) and Target Corp. (TGT) returned more than +20% in 2014. Likewise, our producer durables holdings generally outperformed, with Lockheed Martin Corp. (LMT), Stanley Black & Decker, Inc. (SWK) and Snap-on Inc. (SNA) all up at least +20%.

On the other hand, we have a group of stocks that performed poorly in 2014 that we believe will benefit from the rise of inflation. We have written about this group of stocks in our most recent letters and have devoted approximately one-fifth of the Fund’s assets to six companies in this camp. These companies, listed from largest year-end position size to smallest are National Oilwell Varco (NOV), Exxon Mobil Corp. (XOM), Mosaic Co. (MOS), Chesapeake Energy Corp. (CHK), Apache Corp. (APA), and Barrick Gold Corp. (ABX). These six stocks declined an average of -17% in 2014, with Barrick Gold down a startling -41%. A very strong dollar; weak oil, gold and copper prices; and continued market contempt for the risk of future inflation (which is odd, given the huge national debt) weighed heavily on these holdings in 2014. We believe they are likely to outperform when inflation returns to its historic rate of 3%-plus. A few other stocks faltered, such as Kennametal Inc. (KMT), down nearly -23%, and International Business Machines Corp. (IBM), off -12%. We continue to own both stocks.

“Many investors tend to underestimate the disparate impact changes in interest rates have on the stock prices of different kinds of companies.”

PORTFOLIO COMINGS AND GOINGS

During the quarter, we did not add or exit any positions in Ariel Focus Fund.

As always, we appreciate the opportunity to serve you and welcome any questions or comments you might have. You can also contact us directly at email@arielinvestments.com.

Sincerely,

Charles K. Bobrinskoy
Portfolio manager

This commentary contains the writer’s beliefs relating to future interest rates and the general effect of interest rates on companies with differing debt ratings. The underlying assumptions the writer uses are for illustration purposes only. The beliefs expressed are not predictive of future interest rates and are not representative of the effects of future interest rates on any particular company.

A REIT (real estate investment trust) is a security that invests in real estate. REITs receive special tax considerations, have potentially high yields, and offer a liquid method of investing in real estate. Risks include interest rate and overdevelopment risk. Utility stocks are known as defensive stocks because they historically provide higher-than-average returns in a declining market. In addition, utility companies may return dividends that are likely to offset declines in the company’s stock prices. Risks of utility companies include the reduced potential for capital gain and the risk that the stocks may decline in value resulting in a loss.

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Ariel Focus Fund performance summary	INCEPTION: 06/30/05

Charles K. Bobrinskoy
Portfolio manager

Composition of equity holdings (%)
	Ariel Focus Fund†	Russell 1000 Value Index	S&P 500 Index
Financial services	17.17	30.23	18.23
Consumer discretionary	16.67	7.83	13.76
Health care	15.31	13.70	14.16
Producer durables	15.01	9.96	10.62
Energy	13.07	11.27	8.46
Technology	12.40	9.03	16.78
Materials & processing	5.74	3.28	3.55
Consumer staples	4.63	6.14	8.24
Utilities	0.00	8.57	5.52
†	Sector weightings are calculated based on equity holdings in the Fund and exclude cash in order to make a relevant comparison to the indexes.

Average annual total returns (%) as of 12/31/14
	Quarter	1-year	3-year	5-year	Since inception
Ariel Focus Fund–Investor Class	+ 3.59	+ 9.92	+ 19.51	+ 12.45	+ 6.32
Ariel Focus Fund–Institutional Class+	+ 3.61	+ 10.16	+ 19.81	+ 12.62	+ 6.40
Russell 1000® Value Index	+ 4.98	+ 13.45	+ 20.89	+ 15.42	+ 7.50
S&P 500® Index	+ 4.93	+ 13.69	+ 20.41	+ 15.45	+ 8.18
Performance data quoted represents past performance and does not guarantee future results. All performance assumes the reinvestment of dividends and capital gains. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To access performance data current to the most recent month-end, visit arielinvestments.com. The minimum initial investment for Investor Class shares is $1,000; the minimum for Institutional Class shares is $1,000,000.

Growth of a $10,000 investment since inception (Investor Class)

Expense ratio (as of 09/30/14) 1	Net	Gross	Expense Cap
Investor Class	1.08%	1.40%	1.00%
Institutional Class	0.83%	1.06%	0.75%

Top ten equity holdings (% of net assets)
1.	Stanley Black & Decker, Inc.	5.8	6.	CVS Health	4.6
2.	Oracle Corp.	5.2	7.	International Business Machines Corp.	4.3
3.	Western Union Co.	5.2	8.	Exxon Mobil Corp.	4.1
4.	National Oilwell Varco	4.7	9.	Mosaic Co.	3.9
5.	Lockheed Martin Corp.	4.6	10.	Newell Rubbermaid Inc.	3.7

+
The inception date for the Institutional Class shares is December 30, 2011. Performance information for the Institutional Class prior to that date reflects the actual performance of the Fund’s Investor Class (and uses the actual expenses of the Fund’s Investor Class, for such period of time), without any adjustments. For any such period of time, the performance of the Fund’s Institutional Class would have been substantially similar to, yet higher than, the performance of the Fund’s Investor Class, because the shares of both classes are invested in the same portfolio of securities, but the classes bear different expenses, which are primarily differences in distribution and service fees.

1
Effective February 1, 2014, Ariel Investments, LLC, the Adviser, has contractually agreed to waive fees and reimburse expenses in order to limit Ariel Focus Fund’s total annual operating expenses to 1.00% of net assets for the Investor Class and 0.75% of net assets for the Institutional Class through the end of the fiscal year ending September 30, 2016. Through January 31, 2014, the Expense Cap was 1.25% for the Investor Class and 1.00% for the Institutional Class. Notes: The graph and performance table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The Russell 1000® Value Index measures the performance of large-cap value companies with lower price-to-book ratios and lower expected growth values. Russell® is a trademark of Russell Investment Group, which is the source and owner of the Russell Indexes’ trademarks, service marks and copyrights. The S&P 500® is a broad market-weighted index dominated by blue-chip stocks. All indexes are unmanaged, and an investor cannot invest directly in an index.

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12/31/14 Ariel Discovery Fund

FOUR DEEP VALUE FACTORS

Performance data quoted represents past performance. Past performance does not guarantee future results. All performance assumes the reinvestment of dividends and capital gains and represents returns of the Investor Class shares. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end for Ariel Discovery Fund may be obtained by visiting our website, arielinvestments.com.

DEAR FELLOW SHAREHOLDER:

After three quarters of noteworthy underperformance, small- and micro-cap stocks regained their footing in the fourth quarter of 2014. Larger, high-yielding stocks continued to be the favorites for the full year, but in the quarter, smaller was better, led by micro-cap growth stocks. With the S&P 500 Index up +4.93%, the Russell Microcap Index gained +11.19%, the Russell Microcap Value Index returned +9.88%, and the Russell 2000 Value Index was up +9.40%. Our deep value portfolio essentially was in line with its value benchmarks with Ariel Discovery Fund up +8.93%.

For the full year, the strategy remained substantially behind its value benchmark. Beyond very small non-dividend-paying stocks being the most out-of-favor part of the equity market in 2014, our shortfall was due to specific stocks. In other words, there was no overarching theme, no sector or industry bet gone wrong. Indeed, we believe our companies grew intrinsic value on average, and that we had no drastic blowups or permanent impairments of capital. We expanded on this theme at length in our October letter.

Average annual total returns as of 12/31/14
	Quarter	1-year	3-year	Since inception*
Ariel Discovery Fund	+ 8.93%	– 7.65%	+12.40%	+ 6.50%
Russell 2000® Value Index	+ 9.40	+ 4.22	+ 18.29	+ 12.09
S&P 500® Index	+ 4.93	+ 13.69	+ 20.41	+ 15.22
* The inception date for Ariel Discovery Fund is 01/31/11.

Since its early 2011 inception and over the past three years, the Fund’s returns are positive but short of our benchmark. We previously have discussed the slow start we had in 2011. Since that time, the three-year annual gain of +12.40% equates to a cumulative gain of more than 42%. While we are disappointed to lag the benchmark over that period, we feel strongly that this year’s shortfall in stock performance makes the portfolio extremely attractive going forward.

Top performers during the quarter included Sigma Designs, Inc. (SIGM), up +71.69% on improved results and excitement around its home networking and digital television processors. XO Group Inc. (XOXO), parent company of popular wedding site The Knot, gained +62.44%, and Oplink Communications, Inc. (OPLK) jumped +44.16% prior to our sale, after it agreed to be acquired for cash. On the downside, Mitcham Industries, Inc. (MIND) dropped by -46.33% on energy weakness, while Erickson Inc. (EAC) lost -35.80% and Rentech, Inc. (RTK) fell -26.32%.

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“We believe our companies grew intrinsic value on average, and that we had no drastic blowups or permanent impairments of capital.”

For the year, the top performers were Sigma Designs, up +56.78%; FormFactor, Inc. (FORM), which gained +19.30% prior to our earlier sale; and Oplink, which returned +30.70%. Losers included Mitcham Industries, down -66.52%; Erickson, which lost -59.88%; and Rubicon Technology, Inc. (RBCN), which fell -45.98% since our initial purchase in 2014. While each of these laggards faced headwinds during the year, we believe their share price declines far exceeded any change in fundamental value, and all three represent tremendous value at current levels.

A TOP-DOWN VIEW OF A BOTTOM-UP PORTFOLIO

Long-time readers know Ariel’s deep value approach is 99.44% pure bottom-up, to paraphrase a very old soap ad (and thereby seriously date myself). However, once we individually select the 35 to 40 stocks held in each strategy, we are obviously left with a portfolio, and there are likely to be some factors that consistently appear—and which are hopefully central to long-term outperformance.

We look for the following four factors in our holdings:

●	Size: We believe the smaller the market capitalization, the more likely a stock is to be mispriced.

●	Low price-to-book ratio: The Small Value Effect is well-known and well-documented.1 A low price relative to net assets typically reflects low expectations by investors.

●	Strong balance sheets: Low debt and significant cash holdings reduce fundamental risk and provide an anchor to our valuation estimates.

●	Inside ownership and strong corporate governance: We firmly believe incentives drive behavior. We want to partner with managers and directors whose incentives are squarely aligned with shareholders’.

Over long periods of time, we believe a portfolio of stocks meeting these criteria and purchased at significant discounts to intrinsic value should perform quite well on both an absolute and relative basis. So, how do our portfolios look in aggregate?

Size: Our small-cap deep value portfolio has an average market capitalization of $380 million, less than one-third of the $1.37 billion average for the Russell 2000 Value Index. Of the 35 holdings, only five are above $1 billion, and fully 65% of the portfolio is under $500 million, or what we would consider micro-cap stocks. Thus, even for a small-cap fund, we are very small. Again, this is by design, as we believe our holdings are therefore more likely to be underfollowed and underappreciated.

“We firmly believe incentives drive behavior. We want to partner with managers and directors whose incentives are squarely aligned with shareholders’.”

Price-to-book ratio: This is the one metric that we believe best describes our approach. As we detailed at length in our October letter, our deep value strategy is based on the idea that underutilized and undervalued assets will eventually revert to the mean—both in fundamentals and in valuation. Our aggregate price-to-book is currently 1.2, well below the 1.6 of the benchmark value index.

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Balance sheet strength: Of our 35 holdings, 16 have no debt and another four have very nominal debt of less than 5% of capital. Cash as a percentage of market capitalization averages 22%, well above the average debt-to-capital ratio of 13%. Again, this significant aggregate net cash position gives us confidence in the staying power of our companies, and since much of our valuation work is asset-based, it helps add certainty to those calculations. We believe this focus on balance sheet strength is very unusual among small- and micro-cap managers.

Inside ownership and corporate governance: While critically important to our process, this is the hardest factor to measure with data. A recent Wall Street Journal article2 cited research showing companies with one executive owning at least 5% of outstanding shares outperformed similar companies by an average of 5.7% annually over a 22-year period. This result does not surprise us, but our process dives much deeper than a single insider ownership percentage. The first document we study when researching a potential new holding is the Proxy Statement. We examine ownership among both management and the board of directors, salary and bonus plans, and quality of management and directors. In the end, we are trying to determine how confident we are that a company’s decision makers have overall incentives in line with ours as investors. Having said that, our fund scores well, as the average insider ownership for the fund is just over 14%.

“Our deep value strategy is based on the idea that underutilized and undervalued assets will eventually revert to the mean—both in fundamentals and in valuation.”

Finally, as we have stated on many occasions, we are sector-agnostic in building our portfolio. We will go where we believe there is value when we perceive a margin of safety*. We currently have a significant overweight in Technology, at 20% versus 9% for the value benchmark, and a very large underweight in Financial Services, at 17% versus 41%.

The Technology weighting is not a constant, but reflects the availability of candidates meeting our criteria. Our approach has led us to a collection of nine stocks trading at an average of 1.1 times book value, therefore reflecting very low growth expectations. On top of that, an average of 46% of their market capitalizations are in cash, with none having any debt.

On the other hand, we generally expect to be well underweight in Financials, as small banks make up a significant portion of the index. Given their necessarily levered business model, banks rarely pass our balance sheet test. We currently own just one bank, MB Financial, Inc. (MBFI), where we have a great deal of confidence in the conservative leadership of CEO Mitch Feiger.

PORTFOLIO COMINGS AND GOINGS

There were two deletions from the portfolio during the quarter. Oplink was sold after it announced that it would be acquired for cash by privately held Koch Industries, Inc. We also sold long-time holding ARC Document Solutions, Inc. (ARC) as we felt that it had reached fair value. We initiated one new position, Kindred Biosciences, Inc. (KIN), a developer of veterinary drugs. At 1.3 times book value, with nearly all of that asset value in cash, Kindred shares appear to be pricing in little chance of success. But with an experienced, talented and incentivized leadership team, and a business model based on using approved human compounds in veterinary applications, we are very excited about the company’s prospects. At current prices, we think Kindred represents an excellent risk/reward opportunity in a business where continued increased spending on companion animals should provide significant demand.

As always, we appreciate the opportunity to serve you and welcome any questions or comments you might have. You can also contact us directly at email@arielinvestments.com.

Sincerely,
David M. Maley
Lead portfolio manager

1	Eugene F. Fama and Kenneth R. French, The Cross-Section of Expected Stock Returns: The Journal of Finance (Volume 47.2, 1992), 451.
2
Liam Pleven, “When the CEO Is a Big Investor, Should You Buy Too?” The Wall Street Journal, January 9, 2015, http://www.wsj.com/articles/ when-the-ceo-is-a-big-investor-should-you-buy-too-1420826745 (accessed January 13, 2015)

* Attempting to purchase with a margin of safety on price cannot protect investors from the volatility associated with stocks, incorrect assumptions or estimations on our part, declining fundamentals or external forces.

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Ariel Discovery Fund performance summary	INCEPTION: 01/31/11

David M. Maley	Kenneth E. Kuhrt, cpa
Lead portfolio manager	Portfolio manager

Composition of equity holdings (%)
	Ariel Discovery Fund†	Russell 2000 Value Index	S&P 500 Index
Technology	20.56	9.08	16.78
Financial services	19.38	40.96	18.23
Consumer discretionary	16.39	11.99	13.76
Producer durables	11.68	13.52	10.62
Utilities	10.48	7.71	5.52
Materials & processing	9.34	5.62	3.55
Energy	8.80	3.30	8.46
Health care	3.37	5.39	14.16
Consumer staples	0.00	2.42	8.24
†	Sector weightings are calculated based on equity holdings in the Fund and exclude cash in order to make a relevant comparison to the indexes.

Average annual total returns (%) as of 12/31/14
	Quarter	1-year	3-year	Since inception
Ariel Discovery Fund–Investor Class	+ 8.93	– 7.65	+12.40	+ 6.50
Ariel Discovery Fund–Institutional Class+	+ 8.93	– 7.39	+ 12.73	+ 6.73
Russell 2000® Value Index	+ 9.40	+ 4.22	+ 18.29	+ 12.09
S&P 500® Index	+ 4.93	+ 13.69	+ 20.41	+ 15.22
Performance data quoted represents past performance and does not guarantee future results. All performance assumes the reinvestment of dividends and capital gains. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To access performance data current to the most recent month-end, visit arielinvestments.com. The minimum initial investment for Investor Class shares is $1,000; the minimum for Institutional Class shares is $1,000,000.

Growth of a $10,000 investment since inception (Investor Class)

Expense ratio (as of 09/30/14) 1	Net	Gross	Expense Cap
Investor Class	1.33%	1.93%	1.25%
Institutional Class	1.07%	1.25%	1.00%

Top ten equity holdings (% of net assets)
1.	Cowen Group, Inc.	6.5	6.	Pendrell Corp.	4.2
2.	ORBCOMM, Inc.	5.9	7.	Capital Southwest Corp.	3.6
3.	Contango Oil & Gas Co.	4.8	8.	PCTEL, Inc.	3.3
4.	XO Group Inc.	4.8	9.	RealNetworks, Inc.	3.2
5.	First American Financial Corp.	4.7	10.	Rosetta Stone Inc.	3.1

+
The inception date for the Institutional Class shares is December 30, 2011. Performance information for the Institutional Class prior to that date reflects the actual performance of the Fund’s Investor Class (and uses the actual expenses of the Fund’s Investor Class, for such period of time), without any adjustments. For any such period of time, the performance of the Fund’s Institutional Class would have been substantially similar to, yet higher than, the performance of the Fund’s Investor Class, because the shares of both classes are invested in the same portfolio of securities, but the classes bear different expenses, which are primarily differences in distribution and service fees.

1
Effective February 1, 2014, Ariel Investments, LLC, the Adviser, has contractually agreed to waive fees and reimburse expenses in order to limit Ariel Discovery Fund’s total annual operating expenses to 1.25% of net assets for the Investor Class and 1.00% for the Institutional Class through the end of the fiscal year ending September 30, 2016. Through January 31, 2014, the Expense Cap was 1.50% for the Investor Class and 1.25% for the Institutional Class.

Notes: The graph and performance table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The Russell 2000® Value Index measures the performance of the small-cap value segment of the U.S. equity universe. It includes those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. Russell® is a trademark of Russell Investment Group, which is the source and owner of the Russell Indexes’ trademarks, service marks and copyrights. The S&P 500® is a broad market-weighted index dominated by blue-chip stocks. All indexes are unmanaged, and an investor cannot invest directly in an index.

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12/31/14 Ariel International Fund & Ariel Global Fund

GROWING GLOBAL CONCERNS

Performance data quoted represents past performance. Past performance does not guarantee future results. All performance assumes the reinvestment of dividends and capital gains and represents returns of the Investor Class shares. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end for Ariel International Fund and Ariel Global Fund may be obtained by visiting our website, arielinvestments.com.

DEAR FELLOW SHAREHOLDER:

For both the full year and fourth quarter of 2014, international stocks pulled back in a mostly mild and orderly fashion. For the year, the developed market MSCI EAFE Index retreated -4.48%, while the MSCI ACWI ex-US Index dropped -3.44%. Relative to history, these moves were small; indeed, it is the first time in the last 10 years that both indexes changed less than 10%. Given the global macroeconomic backdrop, explored in detail below, it is somewhat surprising the equity pullback was not worse.

For our funds, performance was strong when compared to our benchmarks. Our international fund outperformed for the full year and fourth quarter, while our global fund outperformed for the 12-month period but not the quarter. Specifically, over the last three months, Ariel International Fund fell -2.51%, topping the MSCI EAFE Index, which dropped -3.53%, as well as the MSCI ACWI ex-US Index’s -3.81% dip. For the year, Ariel International Fund slipped -2.44%, finishing ahead of the MSCI EAFE Index’s -4.48% return and the MSCI ACWI ex-US Index’s -3.44% loss. As you know, domestic stocks gained ground in 2014, pushing global stocks to modest positive returns. For the quarter, Ariel Global Fund edged back -0.52%, as compared to the MSCI ACWI Index, which advanced +0.52%. Over the past year, Ariel Global Fund rose +5.29%, as compared to the MSCI ACWI Index, which returned +4.71%.

In our letters, we consistently note we are bottom-up investors. Ultimately, that means we are buying and selling shares in individual companies based on their particular business prospects, not because they happen to fit into a certain sector or call a specific country home. In other words, we are not shaping a portfolio to conform to a favored top-down macroeconomic forecast. Below, we explain our perspectives on a few macroeconomic themes from 2014. One might wonder why we would dwell on such issues if we do not use them as the primary template for shaping our portfolio. We believe global investors must not only know that a certain security appears inexpensive, they must also know why it appears inexpensive. Because the investing community does punish and reward individual stocks based on region, industry, interest rates, and so forth, we must understand all of these issues thoroughly in order to avoid blind spots in our research.

800.292.7435    17

“We are buying and selling shares in individual companies based on their particular business prospects, not because they happen to fit into a certain sector or call a specific country home.”

Globally, there are few pockets of opportunity and many signs of malaise. In a lot of developed markets such as Japan, France and Italy, we feel expectations for reforms, economic activity and corporate profits have gotten ahead of themselves as have valuations. While the United States has shown better economic and corporate performance, the sharp drop in oil prices is likely to reverse the gains made in high-paying jobs and hinder capital investments. True, some developed countries such as Germany and Switzerland are in better shape, improving productivity and enjoying the fruits of that labor in the form of higher economic growth and living standards.

Turning to emerging markets, economic growth is faltering while financial leverage is accelerating. Debt is always potentially dangerous, but it is one thing to expand credit when the economy is booming and another to add debt when productivity is waning. Doing the latter means a credit binge can turn into a credit bust without warning.

At this point, we are particularly concerned about emerging countries such as Turkey and South Africa that persistently run current account deficits. A country’s current account tallies the difference between imports and exports, with a deficit suggesting it consumes more foreign goods and services than it sells abroad. A rich country with a stable economic base, significant investments overseas and relatively low interest rates may be able to handle such an imbalance for years with impunity. The same is simply not so for younger, more fragile economies.

While emerging market debt is a significant worry, there may be just as big a credit problem brewing in developed Europe. The European Central Bank has clearly signaled it will pursue aggressive quantitative easing. That in turn has pushed the U.S. Dollar higher against the Euro. The Euro fell -16% against the dollar in 2014, and in early 2015, it fell to its lowest relative level in nine years. A weaker Euro will help the continent’s exports and boost GDP, but it does not obviate the pernicious threat of deflation. A deflationary spiral could easily derail confidence, decimate corporate earnings and trigger debt defaults. As such, we think Europe remains in a fragile state and are not optimistic about a near-term turnaround.

That said, in some emerging nations such as Indonesia and India, a new political regime and proposed reforms in fuel subsidies are welcome news. These countries’ fiscal deficits stand to benefit enormously from this long-overdue move, and government debt levels should decrease meaningfully over time, shrinking sovereign leverage ratios and lowering risk.

“We believe global investors must not only know that a certain security appears inexpensive, they must also know why it appears inexpensive.”

While we have provided a global top-down overview, we are active bottom-up stock-pickers and look for opportunities in specific companies whose success is not tied to or driven by macro factors such as interest rates, inflation outlooks or commodity prices. Examples include many of our large holdings that operate in diverse sectors in distant geographies—from China Mobile Ltd. to Glaxo Smithkline plc to Microsoft Corp. Additionally, we continue to overweight the health care and technology sectors where we believe demand will likely remain robust, independent of economic activity. We are still concerned about the sluggish, fragile GDP growth in developed markets and are underweight the deeply cyclical areas such as commodity businesses and energy companies, where we expect demand to disappoint.

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“It is one thing to expand credit when the economy is booming and another to add debt when productivity is waning.”

We share the growing concern of lower expected returns in the wake of the big six-year run-up in global stocks, which has resulted in generally stretched valuations. Still, as active managers, we are confident we can prove our mettle by opportunistically working our way around the globe in our ongoing quest to find sound, risk-adjusted return opportunities.

As always, we appreciate the opportunity to serve you and welcome any questions or comments you might have. You can also contact us directly at email@arielinvestments.com.

Sincerely,
Rupal J. Bhansali
Portfolio manager

TURTLE TIME WITH RUPAL BHANSALI

Have an investment question for your international  and global portfolio manager? Want to learn more  about the stocks in Ariel International Fund and  Ariel Global Fund? Explore how Rupal Bhansali finds new stock ideas. Visit arielinvestments.com/turtle-time by March 13, 2015 to submit your investment questions. Visit arielinvestments.com in mid-May, or follow us  on Twitter @arielfunds to be notified when Rupal’s answers are posted.

GLOBAL INVESTING AT ARIEL –

Celebrating  Milestones

Dear Investors:

It is hard to believe three years have come and gone— it seems like a flash, yet Ariel has always felt like home. Today, I write with even more enthusiasm and excitement than when I first began. Upon reflection, three points come to mind, which have sharpened my ability to execute my strategies.

First, my home is no longer new. In Ariel, I have truly found a kindred spirit, a company that shares the same patient investment philosophy I have honed over the last 25 years. Ariel exemplifies the independent thinking I have always embraced—the willingness to go against the grain that contributes to long-term outperformance.

Second, my multicultural team is among the best and brightest. Cultural diversity and diversity of thought drive the most successful outcomes in our stock analysis. The combined talent of our domestic and global research effort provides valuable insight that informs all of our investment decisions.

Third, by scouring the globe for compelling investment opportunities, we consider everything, but also rule out a lot. By casting a wide net, we leverage our knowledge and resources to connect information—not just collect information—to identify the best risk/reward opportunities.

Although three years is a terrific milestone, it is only the beginning. I look ahead with great optimism about our future prospects and am working tirelessly to deliver the excellent long-term results you have come to expect from Ariel.

Sincerely,

Rupal J. Bhansali
Chief Investment Officer, International & Global Equities
Portfolio Manager

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Ariel International Fund performance summary	INCEPTION: 12/30/11

Rupal J. Bhansali
Portfolio manager

Composition of equity holdings* (%)
	Ariel International Fund†	MSCI EAFE Index	MSCI ACWI ex-US Index
Financials	19.29	25.93	27.64
Information technology	17.29	4.81	7.37
Consumer discretionary	14.29	12.43	11.21
Consumer staples	13.39	11.10	9.95
Telecommunication services	12.05	5.01	5.38
Health care	11.65	11.01	8.63
Energy	5.18	5.69	7.50
Industrials	4.95	12.58	11.00
Utilities	1.07	3.88	3.62
Materials	0.85	7.57	7.69
†	Sector weightings are calculated based on equity holdings in the Fund and exclude cash in order to make a relevant comparison to the indexes.
*	The sectors above are the Global Industry Classification Standard (“GICS”) sector classifications. GICS was developed by and is the exclusive property and a service mark of MSCI Inc. (“MSCI”) and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (“S&P”) and is licensed for use by Ariel Investments, LLC. Neither MSCI, S&P nor any third party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability and fitness for a particular purpose with respect to any of such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of their affiliates or any third party involved in making or compiling the GICS or any GICS classifications have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

Average annual total returns (%) as of 12/31/14
	Quarter	1-year	3-year	Since inception
Ariel International Fund–Investor Class	– 2.51	– 2.44	+ 8.69	+ 8.68
Ariel International Fund–Institutional Class	– 2.38	– 2.15	+ 8.95	+ 8.94
MSCI EAFE® Index (gross)	– 3.53	– 4.48	+ 11.56	+ 11.55
MSCI ACWI ex-US Index (gross)	– 3.81	– 3.44	+ 9.49	+ 9.48
Performance data quoted represents past performance and does not guarantee future results. All performance assumes the reinvestment of dividends and capital gains. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To access performance data current to the most recent month-end, visit arielinvestments.com. The minimum initial investment for Investor Class shares is $1,000; the minimum for Institutional Class shares is $1,000,000.

Growth of a $10,000 investment since inception (Investor Class)

Expense ratio (as of 09/30/14) 1	Net	Gross	Expense Cap
Investor Class	1.29%	4.24%	1.25%
Institutional Class	1.03%	3.17%	1.00%

Top ten companies^ (% of net assets)
1.	GlaxoSmithKline plc	5.4	6.	Nokia Corp.	4.2
2.	Deutsche Boerse AG	5.4	7.	Ryanair Holdings plc	3.6
3.	Ahold N.V.	5.2	8.	Telefonica Deutschland GmbH & Co.	3.1
4.	Roche Holding AG	5.1	9.	Dialog Semiconductor plc	3.0
5.	China Mobile Ltd.	4.7	10.	Royal Dutch Shell plc	2.9

^For the purposes of determining the Fund’s top ten, securities of the same issuer are aggregated.

Country weightings‡ (%)
U.K.	16.92	Netherlands	5.82	Spain	0.86	Israel	0.23
Japan	16.01	Finland	4.92	Austria	0.71	Portugal	0.15
Switzerland	15.42	Ireland	3.88	Sweden	0.56	Macau	0.11
Germany	13.37	Italy	2.45	Luxembourg	0.54	Denmark	0.08
France	7.02	U.S.	2.34	Singapore	0.46
China	6.78	Hong Kong	0.96	Canada	0.41
‡This list excludes ETFs.

1	Effective February 1, 2014, Ariel Investments, LLC, the Adviser, has contractually agreed to waive fees and reimburse expenses in order to limit Ariel International Fund’s total annual operating expenses to 1.25% of net assets for the Investor Class and 1.00% for the Institutional Class through the end of the fiscal year ending September 30, 2016. Through January 31, 2014, the Expense Cap was 1.40% for the Investor Class and 1.15% for the Institutional Class.
Notes: The performance table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. MSCI EAFE® Index is an unmanaged, market-weighted index of companies in developed markets, excluding the U.S. and Canada. MSCI EAFE Index (gross) returns reflect the reinvestment of income and other earnings, including the maximum possible dividends. The MSCI ACWI (All Country World Index) ex-US Index is an unmanaged, market-weighted index of global developed and emerging markets, excluding the United States. The MSCI ACWI ex US Index (gross) returns reflect the reinvestment of income and other earnings, including the maximum possible dividends. Source: MSCI. All indexes are unmanaged, and an investor cannot invest directly in an index.

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Ariel Global Fund performance summary	INCEPTION: 12/30/11

Rupal J. Bhansali
Portfolio manager

Composition of equity holdings* (%)
	Ariel Global Fund†	MSCI ACWI Index
Health care	23.56	11.62
Information technology	20.82	13.82
Financials	14.38	21.78
Consumer discretionary	12.80	11.91
Telecommunication services	10.28	3.76
Consumer staples	9.03	9.53
Energy	3.66	7.97
Industrials	3.51	10.51
Utilities	1.44	3.38
Materials	0.54	5.37
†	Sector weightings are calculated based on equity holdings in the Fund and exclude cash in order to make a relevant comparison to the indexes.
*	The sectors above are the Global Industry Classification Standard (“GICS”) sector classifications. GICS was developed by and is the exclusive property and a service mark of MSCI Inc. (“MSCI”) and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (“S&P”) and is licensed for use by Ariel Investments, LLC. Neither MSCI, S&P nor any third party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability and fitness for a particular purpose with respect to any of such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of their affiliates or any third party involved in making or compiling the GICS or any GICS classifications have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

Average annual total returns (%) as of 12/31/14
	Quarter	1-year	3-year	Since inception
Ariel Global Fund–Investor Class	– 0.52	+ 5.29	+ 12.38	+ 12.37
Ariel Global Fund–Institutional Class	– 0.43	+ 5.54	+ 12.69	+ 12.68
MSCI ACWISM Index (gross)	+ 0.52	+ 4.71	+ 14.72	+ 14.70
Performance data quoted represents past performance and does not guarantee future results. All performance assumes the reinvestment of dividends and capital gains. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To access performance data current to the most recent month-end, visit arielinvestments.com. The minimum initial investment for Investor Class shares is $1,000; the minimum for Institutional Class shares is $1,000,000.

Growth of a $10,000 investment since inception (Investor Class)

Expense ratio (as of 09/30/14) 1	Net	Gross	Expense Cap
Investor Class	1.29%	3.70%	1.25%
Institutional Class	1.04%	1.51%	1.00%

Top ten companies^ (% of net assets)
1.	Microsoft Corp.	5.6	6.	Roche Holding AG	4.5
2.	Gilead Sciences, Inc.	5.6	7.	Harman Intl Industries, Inc.	3.7
3.	China Mobile Ltd.	5.1	8.	Deutsche Boerse AG	3.1
4.	GlaxoSmithKline plc	5.0	9.	Ahold N.V.	3.1
5.	Johnson & Johnson	4.7	10.	Tumi Holdings Inc.	2.6

^For the purposes of determining the Fund’s top ten, securities of the same issuer are aggregated.

Country weightings‡ (%)
U.S.	46.67	France	2.51	Spain	0.45
U.K.	9.84	Finland	1.69	Hong Kong	0.41
Switzerland	8.61	Chile	1.03	Canada	0.29
Japan	8.15	Brazil	0.96	Singapore	0.28
China	7.97	Italy	0.81	Mexico	0.11
Germany	5.80	Turkey	0.50	Portugal	0.10
Netherlands	3.28	Ireland	0.47	Israel	0.07
‡This list excludes ETFs.

1
Effective February 1, 2014, Ariel Investments, LLC, the Adviser, has contractually agreed to waive fees and reimburse expenses in order to limit Ariel Global Fund’s total annual operating expenses to 1.25% of net assets for the Investor Class and 1.00% for the Institutional Class through the end of the fiscal year ending September 30, 2016. Through January 31, 2014, the Expense Cap was 1.40% for the Investor Class and 1.15% for the Institutional Class.

Notes: The performance table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. MSCI ACWI (All Country World Index) IndexSM is an unmanaged, market weighted index of global developed and emerging markets. MSCI ACWI Index (gross) returns reflect the reinvestment of income and other earnings, including the maximum possible dividends. Source: MSCI. All indexes are unmanaged, and an investor cannot invest directly in an index.

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Company spotlight

Lumber Liquidators Holdings, Inc. (NYSE: LL) 3000 John Deere Road Toano, VA 23168 757.259.4280 | lumberliquidators.com

Founded in 1994 and based in Toano, Va., Lumber Liquidators Holdings, Inc. (LL) is the largest specialty retailer of hardwood flooring in North America. Anchored by its flagship Bellawood premium brand, Lumber Liquidators provides a broad assortment of flooring and flooring accessories that span the entire quality spectrum across 18 proprietary brands. The company has 340 retail stores that directly compete with home improvement heavyweights Home Depot and Lowe’s, regional players such as Menards, as well as roughly 9,000 independently owned and operated stores. Lumber Liquidators supports its market-leading position by providing its consumers access to some of the lowest-priced products in the industry.

DIRECT SOURCING AS COMPETITIVE ADVANTAGE

The company’s price advantage is derived from its unique direct-sourcing model. Typically, flooring retailers purchase inventory from distributors, who in turn source wood and other flooring materials from mills located all over the world. Lumber Liquidators bypasses these distributors and deals directly with the source, eliminating layers of costs in the process. This strategy is not suitable to everyone; local independents do not have the resources while national competitors are too broadly focused for this kind of strategy to make sense. For example, over the last few decades, Lumber Liquidators has developed relationships with more than 150 mills located across the globe. In an effort to control quality, it maintains an on-site presence at the mills, which further strengthens the relationships and makes the network very difficult for a competitor to replicate. Lumber Liquidator’s low prices and wide assortment have attracted consumers, fueling market share gains at the expense of local independents.

DYNAMIC BUSINESS STRATEGY

Our investment opportunity arose from a “perfect storm” of events, which caused the stock to lose more than half of its market value. Aside from a lull in home sales, a harsh winter, elevated supply chain investments, the re-launch of its Bellawood brand and inventory constraints, sales and profitability weakened during 2014.

The current market valuation implies an overly pessimistic outlook for the company. While it is difficult to predict weather or housing sales trends, these factors tend to normalize over the long term. That said, Lumber Liquidators is not simply waiting for these dynamics to improve. The company has been proactively addressing its supply chain issues, which should be fully resolved by the latter half of 2015. The optimized distribution format should structurally lower transportation costs and improve efficiency, thereby improving profitability and product availability. The company’s low prices and product assortment should drive market share gains while new stores and remodels that adhere to a more efficient, customer-friendly “Store of the Future” format will better serve customers.

LOOKING AHEAD

The company’s business prospects are complemented by a strong, debt-free balance sheet and seasoned management team. Founder and chairman, Tom Sullivan, remains actively involved, while CEO Rob Lynch brings a wealth of experience from Orchard Supply, Home Depot and Wal-Mart. The company could experience some near-term choppiness as it cycles through these headwinds, but we believe it presents a compelling opportunity for patient investors. As of December 31, 2014, shares traded at $66.31, a 29% discount to our private market value of $85.83.

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Company spotlight

National Oilwell Varco, Inc. (NYSE: NOV) 7909 Parkwood Circle Drive Houston, TX 77036 713.375.3700 | nov.com

National Oilwell Varco (NOV) was founded in 1841 and is a leading manufacturer of mechanical equipment for the oil and gas industry. The company has a dominant position within the offshore rig construction market, particularly in deepwater, and is a top supplier of equipment to the offshore shallow-water and onshore rig markets. NOV also has a large aftermarket parts and services business. The company in its current form is the result of a history of internal product development and acquisitions, most notably the merger of National Oilwell and Varco International in March 2005. Since 2005, the combined company has completed more than 60 acquisitions totaling in excess of $10 billion.

A DIFFERENTIATED PLAYER

NOV has a dominant market position in both the onshore and offshore equipment space. The company has the largest installed base among manufactured capital equipment providers within the industry and supplies drilling contractors, oil service companies, shipyards, and traditional oil and gas companies. NOV’s market share in rig equipment is also roughly 50%, with the company’s next largest competitors controlling only 10% of global share. (Aker Solutions and Cameron International both control 10%.) The remaining market share is divided among smaller public and private manufacturers with no other company commanding more than 5% of the market. National Oilwell Varco’s has more than 80% share within the offshore, deepwater segment. For this reason, the abbreviation of the company’s name, NOV, is commonly said to stand for “No Other Vendor.” It is estimated that each new deepwater rig ordered represents a $200 million to $300 million opportunity for NOV. Each offshore jackup rig represents a $40 million to $50 million opportunity. The strong order cycle of the past several years has resulted in a construction backlog for NOV of more than $13 billion, which is expected to be recognized as revenue over the next several years.

RECENT COMMODITY PRICE WEAKNESS AN OPPORTUNITY

The recent decline in oil prices has resulted in significant stock price weakness across the oil service and drilling space. Despite being one of the highest-quality companies within its sector, with a pristine balance sheet, significant backlog and cash flow visibility, NOV has not been immune to the negative market reaction, although the stock has held up well when compared to peers. However, with the stock trading at less than 11x 2015 estimated earnings per share, we believe the market is overly focused on the short-term slowdown in new rig equipment orders, and is significantly undervaluing the stability of the company’s business and the longer-term trends toward upgrading and refurbishing the global fleet of offshore drilling rig equipment. Although orders for its products are likely to be lumpy and below peak demand levels over the next few years, orders are unlikely to completely cease. Management also recently provided projections for new rig orders over the next five years with a view that these sales will return to 2014 levels by late 2016. This is driven in part by an aging offshore rig fleet, with more than 50% of the shallow-water offshore rig fleet at 25 years and older, and approaching the end of its useful life. Trading at a discount of 32% to our PMV, we believe the shares of NOV represent a compelling value.

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Company spotlight

XO Group, Inc. (NYSE: XOXO) 195 Broadway, 25th Floor New York, NY 10007 212.219.8555 | xogroupinc.com

Founded in 1996, XO Group Inc. (XOXO) is a premier media company that provides valued and trusted content for couples entering various life stages—marriage, homeownership and children. The company’s most well-known brand is The Knot, a website that provides couples with a one-stop shop for all their wedding planning needs. Other media assets include The Bump and The Nest, among others. Earlier in 2014, the stock price was pressured over the uncertainty of a new management team investing in a more mobile-centric strategy. But after just a few short quarters, that strategy is already paying off, and the stock has started to appropriately reflect our long-term view that The Knot is perhaps the most valuable brand in the entire wedding industry.

GREAT BRAND IN AN ATTRACTIVE INDUSTRY

The Knot was founded by married couple David Liu and Carley Roney with the goal of simplifying wedding planning. Today, more than 80% of the 2.2 million soon-to-be married couples in the United States visit TheKnot.com annually during their wedding planning process. With more than $75 billion spent every year on weddings, this user base is extremely valuable to advertisers. These customers turn over each year as well, are price-insensitive, are forming strong brand relationships, and have a known and immediate deadline to purchase. For these reasons the click-through rate for site advertisements is more than 150 times greater than that of the average website.

NEW MANAGEMENT TEAM, MOBILE FOCUS

When President Mike Steib was named CEO in 2014, it signaled a new strategic focus for the company. With more than 70% of its audience now preferring a mobile-first experience, the company announced heightened investment in its mobile platform and the potential pruning of underperforming businesses. While investors retreated from a lowered near-term financial outlook, we looked beyond the horizon and saw the same great brand, smartly repositioning itself for an even greater long-term opportunity. In just a few short quarters, the company has consistently outperformed expectations while announcing prudent business line rationalizations of its e-commerce and Chinese operations.

A PREDICTABLE STORY

In some ways, we’ve seen this movie before. When we first invested in XO Group back in 2010, investors had grown impatient with an “always planting, never harvesting” approach. After much-needed investments in its local advertising business, the company’s fundamentals improved over the next few years. Specifically, cash earnings grew from approximately break-even to more than $0.35 per share. After the more recent investment in the mobile platform, we are already seeing the precursors to a similarly bright fundamental outlook characterized by double-digit annual revenue growth, adjusted EBITDA margins exceeding 20% and a cash-rich balance sheet.

GROWING INTRINSIC VALUE

XO Group has performed well not only this past quarter, but also since our investment more than four years ago. Despite that performance, we still view XO Group as a valuable brand that is only in the early innings of capitalizing on the opportunity in mobile. With ample excess cash and a strong management team, our investment case lies in an intrinsic value with a long runway for solid growth.

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Ariel Fund statistical summary	(UNAUDITED)

			52-week range		Earnings per share			P/E calendar
Company	Ticker symbol	Price 12/31/14	Low	High	2012 actual calendar	2013 actual calendar	2014 estimated calendar	2012 actual P/E	2013 actual P/E	2014 estimated P/E	Market cap. ($MM)
Contango Oil & Gas Co.	MCF	29.24	28.07	50.44	3.79	2.17	1.68	7.7	13.5	17.4	567
International Speedway Corp.	ISCA	31.65	28.09	38.01	1.40	1.30	1.48	22.6	24.3	21.4	843
MTS Systems Corp.	MTSC	75.03	56.87	78.90	3.77	3.83	3.55	19.9	19.6	21.1	1,133
Brady Corp.	BRC	27.34	20.98	31.80	2.38	1.96	1.65	11.5	13.9	16.6	1,305
U.S. Silica Holdings, Inc.	SLCA	25.69	22.71	73.43	1.50	1.67	2.43	17.1	15.4	10.6	1,385
Simpson Manufacturing Co., Inc.	SSD	34.60	28.80	37.26	1.02	1.17	1.37	33.9	29.6	25.3	1,694
Meredith Corp.	MDP	54.32	40.11	55.75	2.87	3.03	3.24	18.9	17.9	16.8	2,018
Littelfuse, Inc.	LFUS	96.67	78.68	100.82	4.11	4.58	5.09	23.5	21.1	19.0	2,174
Bristow Group Inc.	BRS	65.79	58.14	81.60	1.73	3.85	4.96	38.0	17.1	13.3	2,313
Fair Isaac Corp.	FICO	72.30	50.26	74.39	2.80	2.90	3.10	25.8	24.9	23.3	2,321
Kennametal Inc.	KMT	35.79	33.23	52.18	3.30	2.64	2.87	10.8	13.6	12.5	2,831
Bio-Rad Laboratories, Inc.	BIO	120.56	102.71	134.13	7.05	5.29	5.10	17.1	22.8	23.6	2,877
Anixter Intl Inc.	AXE	88.46	75.81	115.84	5.32	6.25	6.45	16.6	14.2	13.7	2,905
Sotheby's	BID	43.18	34.74	53.74	1.58	1.88	2.07	27.3	23.0	20.9	2,979
Charles River Laboratories Intl, Inc.	CRL	63.64	49.60	66.11	2.75	2.93	3.38	23.1	21.7	18.8	2,986
Janus Capital Group Inc.	JNS	16.13	10.13	16.61	0.65	0.71	0.84	24.8	22.7	19.2	3,000
First American Financial Corp.	FAF	33.90	24.81	34.51	2.46	1.72	1.93	13.8	19.7	17.6	3,636
Graham Holdings Co.	GHC	863.71	611.47	950.08	25.02	33.64	39.48	34.5	25.7	21.9	4,143
Dun & Bradstreet Corp.	DNB	120.96	94.29	128.03	7.18	7.87	7.66	16.8	15.4	15.8	4,344
City National Corp.	CYN	80.81	67.35	82.34	3.83	3.99	4.25	21.1	20.3	19.0	4,454
Madison Square Garden Co.	MSG	75.26	48.16	77.58	1.72	1.73	1.90	43.8	43.5	39.6	4,813
IDEX Corp.	IEX	77.84	65.91	81.82	2.89	3.43	3.78	26.9	22.7	20.6	6,180
Lazard Ltd	LAZ	50.03	40.70	55.50	1.44	2.01	2.95	34.7	24.9	17.0	6,492
JLL	JLL	149.93	101.17	154.25	5.61	6.45	8.21	26.7	23.2	18.3	6,720
Gannett Co., Inc.	GCI	31.93	25.53	35.70	2.43	2.13	2.83	13.1	15.0	11.3	7,211
Snap-on Inc.	SNA	136.74	96.24	140.22	5.13	5.88	6.94	26.7	23.3	19.7	7,946
Interpublic Group of Cos., Inc.	IPG	20.77	15.90	21.16	0.87	0.88	1.07	23.9	23.6	19.4	8,687
Laboratory Corp. of America Holdings	LH	107.90	87.25	109.84	7.38	6.95	6.80	14.6	15.5	15.9	9,118
Western Union Co.	WU	17.91	14.60	18.66	1.84	1.54	1.58	9.7	11.6	11.3	9,360
KKR & Co. L.P.	KKR	23.21	18.84	26.50	2.90	2.99	2.17	8.0	7.8	10.7	9,949
J.M. Smucker Co.	SJM	100.98	87.10	107.74	5.72	6.18	6.21	17.7	16.3	16.3	10,281
Newell Rubbermaid Inc.	NWL	38.09	28.27	38.73	1.70	1.83	2.01	22.4	20.8	19.0	10,326
Hospira, Inc.	HSP	61.25	40.41	63.36	2.01	2.10	2.50	30.5	29.2	24.5	10,364
Mohawk Industries, Inc.	MHK	155.36	120.37	158.58	4.48	6.84	8.50	34.7	22.7	18.3	11,325
CBRE Group, Inc.	CBG	34.25	25.47	35.37	1.38	1.59	1.92	24.8	21.5	17.8	11,401
Royal Caribbean Cruises Ltd.	RCL	82.43	45.95	83.90	1.84	2.39	3.47	44.8	34.5	23.8	18,355

Note: Holdings are as of December 31, 2014. All earnings per share numbers are fully diluted and reflect the company’s cash earnings. Such numbers are from continuing operations and are adjusted for non-recurring items. All estimates of future earnings per share shown in this table are prepared by Ariel Investments research analysts as of December 31, 2014 and have not been updated to reflect any subsequent events. P/E ratios are based on earnings stated and December 31, 2014 stock price.

800.292.7435    25

Ariel Appreciation Fund statistical summary	(UNAUDITED)

			52-week range		Earnings per share			P/E calendar
Company	Ticker symbol	Price 12/31/14	Low	High	2012 actual calendar	2013 actual calendar	2014 estimated calendar	2012 actual P/E	2013 actual P/E	2014 estimated P/E	Market cap. ($MM)
Contango Oil & Gas Co.	MCF	29.24	28.07	50.44	3.79	2.17	1.68	7.7	13.5	17.4	567
International Speedway Corp.	ISCA	31.65	28.09	38.01	1.40	1.30	1.48	22.6	24.3	21.4	843
Bristow Group Inc.	BRS	65.79	58.14	81.60	1.73	3.85	4.96	38.0	17.1	13.3	2,313
Kennametal Inc.	KMT	35.79	33.23	52.18	3.30	2.64	2.87	10.8	13.6	12.5	2,831
Bio-Rad Laboratories, Inc.	BIO	120.56	102.71	134.13	7.05	5.29	5.10	17.1	22.8	23.6	2,877
Sotheby's	BID	43.18	34.74	53.74	1.58	1.88	2.07	27.3	23.0	20.9	2,979
Janus Capital Group Inc.	JNS	16.13	10.13	16.61	0.65	0.71	0.84	24.8	22.7	19.2	3,000
First American Financial Corp.	FAF	33.90	24.81	34.51	2.46	1.72	1.93	13.8	19.7	17.6	3,636
City National Corp.	CYN	80.81	67.35	82.34	3.83	3.99	4.25	21.1	20.3	19.0	4,454
Madison Square Garden Co.	MSG	75.26	48.16	77.58	1.72	1.73	1.90	43.8	43.5	39.6	4,813
Lazard Ltd	LAZ	50.03	40.70	55.50	1.44	2.01	2.95	34.7	24.9	17.0	6,492
JLL	JLL	149.93	101.17	154.25	5.61	6.45	8.21	26.7	23.2	18.3	6,720
Gannett Co., Inc.	GCI	31.93	25.53	35.70	2.43	2.13	2.83	13.1	15.0	11.3	7,211
Towers Watson	TW	113.17	98.10	131.73	5.35	5.70	5.88	21.2	19.9	19.2	7,915
Snap-on Inc.	SNA	136.74	96.24	140.22	5.13	5.88	6.94	26.7	23.3	19.7	7,946
Interpublic Group of Cos., Inc.	IPG	20.77	15.90	21.16	0.87	0.88	1.07	23.9	23.6	19.4	8,687
Laboratory Corp. of America Holdings	LH	107.90	87.25	109.84	7.38	6.95	6.80	14.6	15.5	15.9	9,118
Western Union Co.	WU	17.91	14.60	18.66	1.84	1.54	1.58	9.7	11.6	11.3	9,360
KKR & Co. L.P.	KKR	23.21	18.84	26.50	2.90	2.99	2.17	8.0	7.8	10.7	9,949
J.M. Smucker Co.	SJM	100.98	87.10	107.74	5.72	6.18	6.21	17.7	16.3	16.3	10,281
Newell Rubbermaid Inc.	NWL	38.09	28.27	38.73	1.70	1.83	2.01	22.4	20.8	19.0	10,326
Coach, Inc.	COH	37.56	32.72	56.72	3.63	3.38	2.47	10.3	11.1	15.2	10,351
Hospira, Inc.	HSP	61.25	40.41	63.36	2.01	2.10	2.50	30.5	29.2	24.5	10,364
CBRE Group, Inc.	CBG	34.25	25.47	35.37	1.38	1.59	1.92	24.8	21.5	17.8	11,401
Tiffany & Co.	TIF	106.86	80.38	110.60	3.25	3.73	4.20	32.9	28.6	25.4	13,823
Stanley Black & Decker, Inc.	SWK	96.08	75.00	97.72	5.38	5.81	6.33	17.9	16.5	15.2	15,051
Nordstrom, Inc.	JWN	79.39	54.90	80.54	3.61	3.71	3.79	22.0	21.4	20.9	15,104
Northern Trust Corp.	NTRS	67.40	58.30	70.84	2.86	3.04	3.25	23.6	22.2	20.7	15,873
Blackstone Group L.P.	BX	33.83	26.56	36.08	1.77	3.07	3.60	19.1	11.0	9.4	17,607
St. Jude Medical, Inc.	STJ	65.03	54.80	71.90	3.65	3.96	4.20	17.8	16.4	15.5	18,593
Zimmer Holdings, Inc.	ZMH	113.42	90.48	116.14	5.67	6.26	6.59	20.0	18.1	17.2	19,208
Omnicom Group Inc.	OMC	77.47	64.03	78.49	3.76	4.09	4.43	20.6	18.9	17.5	19,227
T. Rowe Price Group, Inc.	TROW	85.86	71.78	88.64	3.36	3.90	4.51	25.6	22.0	19.0	22,271
CBS Corp.	CBS	55.34	48.83	68.10	2.65	3.13	3.27	20.9	17.7	16.9	26,587
Viacom, Inc.	VIAB	75.25	65.86	89.76	4.41	4.94	5.62	17.1	15.2	13.4	27,059
AFLAC Inc.	AFL	61.09	54.99	66.69	6.60	6.18	6.19	9.3	9.9	9.9	27,526
National Oilwell Varco	NOV	65.53	60.88	86.55	5.83	5.35	6.10	11.2	12.2	10.7	28,216
Franklin Resources, Inc.	BEN	55.37	49.12	59.43	3.09	3.50	3.82	17.9	15.8	14.5	34,461
Illinois Tool Works Inc.	ITW	94.70	76.25	97.79	3.76	4.12	5.04	25.2	23.0	18.8	37,021
Thermo Fisher Scientific Inc.	TMO	125.29	107.33	129.77	4.93	5.42	6.92	25.4	23.1	18.1	50,119

Note: Holdings are as of December 31, 2014. All earnings per share numbers are fully diluted and reflect the company’s cash earnings. Such numbers are from continuing operations and are adjusted for non-recurring items. All estimates of future earnings per share shown in this table are prepared by Ariel Investments research analysts as of December 31, 2014 and have not been updated to reflect any subsequent events. P/E ratios are based on earnings stated and December 31, 2014 stock price.

26    ARIELINVESTMENTS.COM

Ariel Focus Fund statistical summary	(UNAUDITED)

			52-week range		Earnings per share			P/E calendar
Company	Ticker symbol	Price 12/31/14	Low	High	2012 actual calendar	2013 actual calendar	2014 estimated calendar	2012 actual P/E	2013 actual P/E	2014 estimated P/E	Market cap. ($MM)
Hanger, Inc.	HGR	21.90	18.25	40.71	1.94	2.08	1.75	11.3	10.5	12.5	773
Pier 1 Imports, Inc.	PIR	15.40	11.42	23.48	1.20	1.01	1.00	12.8	15.2	15.4	1,409
Kennametal Inc.	KMT	35.79	33.23	52.18	3.30	2.64	2.87	10.8	13.6	12.5	2,831
Apollo Education Group, Inc.	APOL	34.11	23.30	35.92	3.70	3.19	2.50	9.2	10.7	13.6	3,680
International Game Technology	IGT	17.25	12.14	18.29	1.13	1.26	1.02	15.3	13.7	16.9	4,268
Snap-on Inc.	SNA	136.74	96.24	140.22	5.13	5.88	6.94	26.7	23.3	19.7	7,946
Laboratory Corp. of America Holdings	LH	107.90	87.25	109.84	7.38	6.95	6.80	14.6	15.5	15.9	9,118
Western Union Co.	WU	17.91	14.60	18.66	1.84	1.54	1.58	9.7	11.6	11.3	9,360
Newell Rubbermaid Inc.	NWL	38.09	28.27	38.73	1.70	1.83	2.01	22.4	20.8	19.0	10,326
Barrick Gold Corp.	ABX	10.75	10.04	21.45	3.82	2.51	0.65	2.8	4.3	16.5	12,520
Chesapeake Energy Corp.	CHK	19.57	16.41	31.49	0.42	1.65	1.65	46.6	11.9	11.9	13,016
Bed Bath & Beyond Inc.	BBBY	76.17	54.96	80.82	4.56	4.79	5.06	16.7	15.9	15.1	14,137
Stanley Black & Decker, Inc.	SWK	96.08	75.00	97.72	5.38	5.81	6.33	17.9	16.5	15.2	15,051
Mosaic Co.	MOS	45.65	40.32	51.25	4.08	2.90	2.39	11.2	15.7	19.1	15,382
Zimmer Holdings, Inc.	ZMH	113.42	90.48	116.14	5.67	6.26	6.59	20.0	18.1	17.2	19,208
Apache Corp.	APA	62.67	54.34	104.57	9.62	8.20	5.75	6.5	7.6	10.9	23,594
National Oilwell Varco	NOV	65.53	60.88	86.55	5.83	5.35	6.10	11.2	12.2	10.7	28,216
Baxter Intl Inc.	BAX	73.29	66.34	77.31	4.53	4.86	4.92	16.2	15.1	14.9	39,722
Bank of New York Mellon Corp.	BK	40.57	30.82	41.79	2.03	2.24	2.40	20.0	18.1	16.9	45,670
Target Corp.	TGT	75.91	54.66	76.65	4.37	3.21	3.25	17.4	23.6	23.4	48,352
Lockheed Martin Corp.	LMT	192.57	144.69	198.72	10.06	10.64	10.35	19.1	18.1	18.6	60,838
Morgan Stanley	MS	38.80	28.31	39.19	1.59	1.96	2.70	24.4	19.8	14.4	75,947
Goldman Sachs Group, Inc.	GS	193.83	151.65	198.06	14.13	15.46	16.50	13.7	12.5	11.7	84,422
CVS Health Corp.	CVS	96.31	64.95	98.62	3.43	4.00	4.51	28.1	24.1	21.4	110,408
International Business Machines Corp.	IBM	160.44	150.50	199.21	15.25	16.28	16.15	10.5	9.9	9.9	158,781
Oracle Corp.	ORCL	44.97	35.44	46.71	2.48	2.62	2.72	18.1	17.2	16.5	197,480
JPMorgan Chase & Co.	JPM	62.58	52.97	63.49	5.20	4.35	5.50	12.0	14.4	11.4	233,936
Johnson & Johnson	JNJ	104.57	86.09	109.49	5.31	5.84	6.29	19.7	17.9	16.6	292,703
Microsoft Corp.	MSFT	46.45	34.63	50.05	2.70	2.63	2.71	17.2	17.7	17.1	382,881
Exxon Mobil Corp.	XOM	92.45	86.19	104.76	8.10	7.50	7.27	11.4	12.3	12.7	391,482

Note: Holdings are as of December 31, 2014. All earnings per share numbers are fully diluted and reflect the company’s cash earnings. Such numbers are from continuing operations and are adjusted for non-recurring items. All estimates of future earnings per share shown in this table are prepared by Ariel Investments research analysts as of December 31, 2014 and have not been updated to reflect any subsequent events. P/E ratios are based on earnings stated and December 31, 2014 stock price.

800.292.7435    27

Ariel Fund schedule of investments

Number of shares	Common stocks — 96.53%	Value
	Consumer discretionary & services—26.73%
2,515,621	Gannett Co., Inc.	$80,323,779
931,640	Royal Caribbean Cruises Ltd.	76,795,085
2,320,896	International Speedway Corp., Class A	73,456,358
3,415,066	Interpublic Group of Cos., Inc.	70,930,921
1,301,708	Meredith Corp.	70,708,779
1,786,754	Newell Rubbermaid Inc.	68,057,460
1,416,965	Sotheby’s	61,184,549
366,304	Mohawk Industries, Inc.(a)	56,908,989
577,274	Madison Square Garden Co., Class A(a)	43,445,641
31,183	Graham Holdings Co., Class B	26,933,069
		628,744,630
	Consumer staples—3.26%
758,445	J.M. Smucker Co.	76,587,776

	Energy—2.34%
1,884,817	Contango Oil & Gas Co(a)(b)	55,112,049

	Financial services—30.60%
2,586,988	First American Financial Corp.	87,698,893
3,567,339	KKR & Co. L.P.	82,797,938
1,624,903	Lazard Ltd, Class A	81,293,897
4,418,855	Western Union Co.	79,141,693
515,299	JLL	77,258,779
2,200,353	CBRE Group, Inc., Class A(a)	75,362,090
561,678	Dun & Bradstreet Corp.	67,940,571
3,791,116	Janus Capital Group Inc.	61,150,701
767,258	Fair Isaac Corp.	55,472,753
638,860	City National Corp.	51,626,277
		719,743,592
	Health care—10.35%
1,109,050	Hospira, Inc.(a)	67,929,313
1,036,626	Charles River Laboratories Intl, Inc.(a)	65,970,879
549,100	Laboratory Corp. of America Holdings(a)	59,247,890
416,083	Bio-Rad Laboratories, Inc., Class A(a)	50,162,966
		243,311,048
	Materials & processing—4.71%
1,785,997	Simpson Manufacturing Co., Inc.	61,795,496
1,905,382	U.S. Silica Holdings, Inc.	48,949,264
		110,744,760

28    ARIELINVESTMENTS.COM

12/31/14 (UNAUDITED)

Number of shares	Common stocks — 96.53%	Value
	Producer durables—15.53%
2,771,862	Brady Corp., Class A	$75,782,707
1,145,260	Bristow Group Inc.	75,346,655
2,046,541	Kennametal Inc.	73,245,702
706,816	MTS Systems Corp.	53,032,405
335,613	Snap-on Inc.	45,891,722
362,266	Littelfuse, Inc.	35,020,254
89,576	IDEX Corp.	6,972,596
		365,292,041
	Technology—3.01%
800,203	Anixter Intl Inc.(a)	70,785,957

	Total common stocks (Cost $1,335,134,197)	2,270,321,853

Principal amount	Repurchase agreement —3.82%	Value
$90,010,279	Fixed Income Clearing Corporation, 0.00%, dated 12/31/2014, due 01/02/2015, repurchase price $90,010,279, (collaterized by U.S. Treasury Note, value $91,814,649, 2.13%, due 08/31/2020) (Cost $90,010,279)	$90,010,279
	Total Investments—100.35% (Cost $1,425,144,476)	2,360,332,132
	Liabilities less Other Assets—(0.35)%	(8,333,505)
	Net Assets—100.00%	$2,351,998,627

(a)Non-income producing.
(b)Affiliated company (See Note Three).
A category may contain multiple industries as defined by the Global Industry Classification Standards.
See Notes to Schedules of Investments.

800.292.7435    29

Ariel Appreciation Fund schedule of investments

Number of shares	Common stocks — 98.10%	Value
	Consumer discretionary & services—24.57%
3,738,530	Interpublic Group of Cos., Inc.	$77,649,268
1,155,700	CBS Corp., Class B	63,956,438
802,600	Omnicom Group Inc.	62,177,422
707,600	Nordstrom, Inc.	56,176,364
1,577,656	International Speedway Corp., Class A	49,932,812
603,300	Viacom, Inc., Class B	45,398,325
988,700	Newell Rubbermaid Inc.	37,659,583
899,700	Coach, Inc.	33,792,732
847,500	Gannett Co., Inc.	27,060,675
556,900	Sotheby’s	24,046,942
262,100	Madison Square Garden Co., Class A(a)	19,725,646
80,400	Tiffany & Co.	8,591,544
		506,167,751
	Consumer staples—3.25%
662,275	J.M. Smucker Co.	66,876,529

	Energy—2.07%
387,600	National Oilwell Varco	25,399,428
586,482	Contango Oil & Gas Co.(a)	17,148,734
		42,548,162
	Financial services—35.55%
3,012,100	First American Financial Corp.	102,110,190
5,373,100	Western Union Co.	96,232,221
1,025,500	Northern Trust Corp.	69,118,700
1,248,300	Franklin Resources, Inc.	69,118,371
1,376,020	Lazard Ltd, Class A	68,842,281
1,095,900	AFLAC Inc.	66,948,531
391,500	JLL	58,697,595
638,000	City National Corp.	51,556,780
1,120,100	Blackstone Group L.P.	37,892,983
1,516,168	KKR & Co. L.P.	35,190,259
790,150	CBRE Group, Inc., Class A(a)	27,062,638
311,500	T. Rowe Price Group, Inc.	26,745,390
1,405,442	Janus Capital Group Inc.	22,669,779
		732,185,718
	Health care—14.10%
664,200	Zimmer Holdings, Inc.	75,333,564
817,300	St. Jude Medical, Inc.	53,149,019
389,754	Thermo Fisher Scientific Inc.	48,832,279
443,200	Laboratory Corp. of America Holdings(a)	47,821,280
644,400	Hospira, Inc.(a)	39,469,500
214,725	Bio-Rad Laboratories, Inc., Class A(a)	25,887,246
		290,492,888

30    ARIELINVESTMENTS.COM

12/31/14 (UNAUDITED)

Number of shares	Common stocks — 98.10%	Value
	Producer durables—18.56%
1,026,599	Stanley Black & Decker, Inc.	$98,635,632
1,368,518	Bristow Group Inc.	90,034,799
1,783,900	Kennametal Inc.	63,845,781
610,950	Illinois Tool Works Inc.	57,856,965
332,100	Snap-on Inc.	45,411,354
234,600	Towers Watson, Class A	26,549,682
		382,334,213
	Total common stocks (Cost $1,191,624,418)	2,020,605,261

Principal amount	Repurchase agreement — 2.03%	Value
$41,910,666	Fixed Income Clearing Corporation, 0.00%, dated 12/31/2014, due 01/02/2015, repurchase price $41,910,666, (collaterized by U.S. Treasury Note, value $42,753,230, 2.13%, due 08/31/2020) (Cost $41,910,666)	$41,910,666
	Total Investments—100.13% (Cost $1,233,535,084)	2,062,515,927
	Liabilities less Other Assets—(0.13)%	(2,682,027)
	Net Assets—100.00%	$2,059,833,900

(a)Non-income producing.
A category may contain multiple industries as defined by the Global Industry Classification Standards.
See Notes to Schedules of Investments.

800.292.7435    31

Ariel Focus Fund schedule of investments	12/31/14 (UNAUDITED)

Number of shares	Common stocks —99.49%	Value
	Consumer discretionary & services—16.58%
64,800	Newell Rubbermaid Inc.	$2,468,232
152,000	Pier 1 Imports, Inc.	2,340,800
30,000	Bed Bath & Beyond Inc.(a)	2,285,100
21,700	Target Corp.	1,647,247
38,500	Apollo Education Group, Inc., Class A(a)	1,313,235
60,200	International Game Technology	1,038,450
		11,093,064
	Consumer staples—4.61%
32,000	CVS Health	3,081,920

	Energy—13.01%
47,500	National Oilwell Varco	3,112,675
29,700	Exxon Mobil Corp.	2,745,765
76,500	Chesapeake Energy Corp.	1,497,105
21,500	Apache Corp.	1,347,405
		8,702,950
	Financial services—17.08%
193,000	Western Union Co.	3,456,630
11,900	Goldman Sachs Group, Inc.	2,306,577
56,250	Morgan Stanley	2,182,500
29,000	JPMorgan Chase & Co.	1,814,820
41,100	Bank of New York Mellon Corp.	1,667,427
		11,427,954
	Health care—15.23%
21,900	Johnson & Johnson	2,290,083
19,600	Zimmer Holdings, Inc.	2,223,032
19,800	Laboratory Corp. of America Holdings(a)	2,136,420
87,300	Hanger, Inc.(a)	1,911,870
22,200	Baxter Intl Inc.	1,627,038
		10,188,443
	Materials & processing—5.71%
57,300	Mosiac Co.	2,615,745
111,982	Barrick Gold Corp.	1,203,807
		3,819,552
	Producer durables—14.94%
40,700	Stanley Black & Decker, Inc.	3,910,456
16,100	Lockheed Martin Corp.	3,100,377
55,400	Kennametal Inc.	1,982,766
7,300	Snap-on Inc.	998,202
		9,991,801
	Technology—12.33%
78,000	Oracle Corp.	3,507,660
18,100	International Business Machines Corp.	2,903,964
39,600	Microsoft Corp.	1,839,420
		8,251,044
	Total common stocks (Cost $52,613,907)	66,556,728

Principal amount	Repurchase agreement — 0.46%	Value
$308,721	Fixed Income Clearing Corporation, 0.00%, dated 12/31/2014, due 01/02/2015, repurchase price $308,721, (collaterized by U.S. Treasury Note, value $317,715, 2.13%, due 08/31/2020) (Cost $308,721)	$308,721
	Total Investments—99.95% (Cost $52,922,628)	66,865,449
	Other Assets less Liabilities—0.05%	31,800
	Net Assets — 100.00%	$66,897,249

(a)Non-income producing.
A category may contain multiple industries as defined by the Global Industry Classification Standards.
See Notes to Schedules of Investments.

32    ARIELINVESTMENTS.COM

Ariel Discovery Fund schedule of investments	12/31/14 (UNAUDITED)

Number of shares	Common stocks — 95.90%	Value
	Consumer discretionary & services—15.72%
119,963	XO Group Inc.(a)	$2,184,526
146,155	Rosetta Stone Inc.(a)	1,426,473
277,000	Century Casinos, Inc.(a)	1,398,850
43,900	International Speedway Corp., Class A	1,389,435
39,900	Superior Industries Intl, Inc.	789,621
		7,188,905
	Energy—8.44%
75,254	Contango Oil & Gas Co.(a)	2,200,427
58,700	Gulf Island Fabrication, Inc.	1,138,193
87,700	Mitcham Industries, Inc.(a)	520,061
		3,858,681
	Financial services—18.58%
621,073	Cowen Group, Inc., Class A(a)	2,981,150
63,200	First American Financial Corp.	2,142,480
43,700	Capital Southwest Corp.	1,656,667
80,300	AV Homes, Inc.(a)	1,169,971
16,700	MB Financial, Inc.	548,762
		8,499,030
	Health care—3.24%
83,155	POZEN Inc.(a)	665,240
437,800	Vical Inc.(a)	459,690
47,700	Kindred Biosciences, Inc.(a)	355,365
		1,480,295
	Materials & processing—8.95%
99,431	Landec Corp.(a)	1,373,142
966,894	Rentech, Inc.(a)	1,218,286
160,291	Orion Energy Systems, Inc.(a)	881,601
17,973	Simpson Manufacturing Co., Inc.	621,866
		4,094,895
	Producer durables—11.20%
150,730	Erickson Inc.(a)	1,257,088
159,700	Furmanite Corp.(a)	1,248,854
224,425	Spartan Motors Inc.	1,180,476
21,939	Team, Inc.(a)	887,652
22,500	Brink’s Co.	549,225
		5,123,295
	Technology—19.72%
174,780	PCTEL, Inc.	1,513,595
207,300	RealNetworks, Inc.(a)	1,459,392
350,900	Imation Corp.(a)	1,329,911
93,500	Brooks Automation, Inc.	1,192,125
224,700	Rubicon Technology, Inc.(a)	1,026,879
132,140	Sigma Designs, Inc.(a)	977,836
129,015	Telenav Inc.(a)	860,530
58,800	Multi-Fineline Electronix, Inc.(a)	660,324
		9,020,592

800.292.7435    33

Ariel Discovery Fund schedule of investments (continued)	12/31/14 (UNAUDITED)

Number of shares	Common stocks — 95.90%	Value
	Utilities—10.05%
408,312	ORBCOMM, Inc.(a)	$2,670,360
1,396,612	Pendrell Corp.(a)	1,927,325
		4,597,685
	Total common stocks (Cost $43,555,655)	43,863,378

Principal amount	Repurchase agreement — 3.82%	Value
$1,746,308	Fixed Income Clearing Corporation, 0.00%, dated 12/31/2014, due 01/02/2015, repurchase price $1,746,308, (collaterized by U.S. Treasury Note, value $1,783,306, 2.13%, due 08/31/2020) (Cost $1,746,308)	$1,746,308
	Total Investments—99.72% (Cost $45,301,963)	45,609,686
	Other Assets less Liabilities—0.28%	129,164
	Net Assets — 100.00%	$45,738,850

(a)Non-income producing.
A category may contain multiple industries as defined by the Global Industry Classification Standards.
See Notes to Schedules of Investments.

34    ARIELINVESTMENTS.COM

Ariel International Fund schedule of investments	12/31/14 (UNAUDITED)

Number of shares	Common stocks — 93.18%	Value
	Austria—0.66%
1,910	Vienna Insurance Group	$85,365

	Canada—0.39%
95	Fairfax Financial Holdings Ltd.	49,780

	China—6.32%
9,562	China Mobile Ltd. ADR	562,437
887	Baidu, Inc. ADR(a)	202,209
4,500	China Mobile Ltd.	52,824
		817,470
	Denmark—0.08%
278	Vestas Wind Systems AS(a)	10,096

	Finland—4.58%
62,101	Nokia Corp. ADR	488,114
6,962	Nokia Corp.	55,061
2,038	Nokian Renkaat Corp.	49,714
		592,889
	France—6.54%
9,194	Eutelsat Communications	297,331
3,520	BNP Paribas SA	207,800
2,268	Technip SA	135,099
831	L’Air Liquide SA	102,828
824	Michelin (CGDE)	74,380
990	Societe Television Francaise1	15,220
134	Euler Hermes Group	13,876
		846,534
	Germany—12.46%
9,751	Deutsche Boerse AG	692,925
75,168	Telefonica Deutschland GmgH & Co.	398,379
11,251	Dialog Semiconductor plc(a)	392,836
698	SAP SE	48,740
418	MTU Aero Engines AG	36,327
941	Deutsche Post AG	30,547
156	Beiersdorf AG	12,666
		1,612,420
	Hong Kong—0.89%
32,085	Yue Yuen Industrial Holdings Ltd.	115,165

	Ireland—3.61%
6,562	Ryanair Holdings plc ADR(a)	467,674

	Israel—0.21%
4,890	Bank Leumi Le-Israel BM(a)	16,705
996	Mizrahi Tefahot Bank LTD	10,424
		27,129

800.292.7435    35

Ariel International Fund schedule of investments (continued)

Number of shares	Common stocks — 93.18%	Value
	Italy—2.28%
26,011	Snam SpA	$128,734
30,109	Mediaset SpA(a)	123,885
1,062	DiaSorin SpA	42,786
		295,405
	Japan—14.92%
3,900	Shimamura Co., Ltd.	336,558
10,100	Canon Inc.	321,016
2,800	Nintendo Co., Ltd.	292,201
4,400	Toyota Motor Corp.	274,196
2,200	Daito Trust Construction Co., Ltd.	249,563
4,200	Japan Tobacco Inc.	115,596
1,200	Tokyo Electron Ltd.	90,996
1,700	Denso Corp.	79,233
2,100	OBIC Co., Ltd.	68,144
4,900	Nikon Corp.	65,106
532	Canon Inc. ADR	16,843
936	Nintendo Co., Ltd. ADR	12,121
1,000	Shizuoka Bank Ltd.	9,144
		1,930,717
	Luxembourg—0.50%
400	RTL Group(b)	37,611
283	RTL Group(c)	26,986
		64,597
	Macau—0.10%
4,800	Wynn Macau Ltd	13,422

	Netherlands—5.43%
37,647	Ahold N.V.	669,095
404	Gemalto N.V.	32,971
		702,066
	Portugal—0.14%
1,805	Jeronimo Martins SGPS SA	18,087

	Singapore—0.43%
3,000	United Overseas Bank Ltd.	55,362

	Spain—0.80%
1,682	Tecnicas Reunidas SA	73,519
6,133	Banco Popular Español SA	30,572
		104,091
	Sweden—0.52%
1,629	H&M Hennes & Mauritz AB, Class B	67,677

36    ARIELINVESTMENTS.COM

12/31/14 (UNAUDITED)

Number of shares	Common stocks — 93.18%	Value
	Switzerland—14.37%
2,417	Roche Holding AG	$654,867
4,917	Nestle SA	358,454
892	Zurich Insurance Group Ltd	278,752
524	Swisscom AG	274,962
10,179	UBS AG	174,974
120	Banque Cantonale Vaudoise	64,831
248	Kuehne & Nagel Intl AG	33,687
9	SGS SA	18,378
		1,858,905
	United Kingdom—15.77%
13,249	GlaxoSmithKline plc ADR	566,262
34,110	HSBC Holdings plc	322,331
4,194	Royal Dutch Shell plc ADR	280,788
3,214	Reckitt Benckiser Group plc	260,315
21,851	British Telecom Group plc	135,915
6,200	GlaxoSmithKline plc	133,012
2,867	Royal Dutch Shell plc, Class A	95,680
868	British American Tobacco plc ADR	93,588
3,283	IG Group Holdings plc	36,686
4,643	Sage Group plc	33,535
454	BT Group plc ADR	28,143
568	HSBC Holdings plc ADR	26,827
680	Diageo PLC	19,480
3,214	Indivior PLC(a)	7,484
		2,040,046
	United States—2.18%
974	Harman Intl Industries, Inc.	103,936
822	Philip Morris Intl, Inc.	66,952
1,805	Tumi Holdings Inc.(a)	42,833
325	Core Laboratories N.V.	39,112
2,469	Ruckus Wireless, Inc.(a)	29,677
		282,510
	Total common stocks (Cost $11,258,660)	12,057,407

Number of shares	Investment companies—0.85%	Value
	Exchange Traded Funds—0.85%
2,896	Vanguard MSCI EAFE ETF	$109,700
	Total investment companies (Cost $88,905)	109,700
	Total Investments—94.03% (Cost $11,347,565)	12,167,107
	Cash, Other Assets less Liabilities—5.97%	773,200
	Net Assets — 100.00%	$12,940,307

(a)Non-income producing.
(b)This security was purchased through more than one stock exchange and this line represents shares purchased through Euronext Brussels.
(c)This security was purchased through more than one stock exchange and this line represents shares purchased through Xetra.
ADR American Depositary Receipt
See Notes to Schedules of Investments.

800.292.7435    37

Ariel Global Fund schedule of investments

Number of shares	Common stocks — 93.10%	Value
	Brazil—0.89%
14,966	Itau Unibanco Holding SA ADR	$194,708
22,338	Souza Cruz SA	162,668
8,279	Telefonica Brasil SA ADR	146,373
		503,749
	Canada—0.27%
289	Fairfax Financial Holdings Ltd.	151,435

	Chile—0.96%
27,437	Banco Santander-Chile ADR	541,058

	China—7.42%
160,000	China Mobile Ltd.	1,878,181
5,791	Baidu, Inc. ADR(a)	1,320,174
17,000	China Mobile Ltd. ADR	999,940
		4,198,295
	Finland—1.58%
72,459	Nokia Corp. ADR	569,528
34,994	Nokia Corp.	276,761
1,836	Nokian Renkaat Corp.	44,787
		891,076
	France—2.33%
7,553	BNP Paribas SA	445,884
11,364	Eutelsat Communications	367,508
4,949	Technip SA	294,800
2,344	Michelin (CGDE)	211,585
		1,319,777
	Germany—5.40%
24,957	Deutsche Boerse AG	1,773,492
152,833	Telefonica Deutschland GmgH & Co.	809,991
13,476	Dialog Semiconductor plc(a)	470,524
		3,054,007
	Hong Kong—0.39%
61,000	Yue Yuen Industrial Holdings Ltd.	218,951

	Ireland—0.44%
3,460	Ryanair Holdings plc ADR(a)	246,594

	Israel—0.07%
10,701	Bank Leumi Le-Israel BM(a)	36,557

	Italy—0.76%
56,889	Snam SpA	281,556
35,638	Mediaset SpA(a)	146,634
		428,190

38    ARIELINVESTMENTS.COM

12/31/14 (UNAUDITED)

Number of shares	Common stocks — 93.10%	Value
	Japan—7.58%
9,900	Shimamura Co., Ltd.	$854,339
6,350	Nintendo Co., Ltd.	662,671
5,400	Daito Trust Construction Co., Ltd.	612,564
18,600	Canon Inc.	591,178
8,000	Toyota Motor Corp.	498,539
15,100	Japan Tobacco Inc.	415,594
2,900	Tokyo Electron Ltd.	219,908
3,200	Denso Corp.	149,145
1,155	Toyota Motor Corp. ADR	144,929
10,600	Nikon Corp.	140,841
		4,289,708
	Mexico—0.10%
5,390	Santander Mexico Financial Group ADR	55,840

	Netherlands—3.06%
97,343	Ahold N.V.	1,730,063

	Portugal—0.09%
5,136	Jeronimo Martins SGPS SA	51,465

	Singapore—0.26%
8,000	United Overseas Bank Ltd.	147,632

	Spain—0.42%
5,440	Tecnicas Reunidas SA	237,780

	Switzerland—8.01%
9,289	Roche Holding AG	2,516,782
8,451	Nestle SA	616,086
1,907	Zurich Insurance Group Ltd.	595,942
1,076	Swisscom AG	564,617
12,423	UBS AG	213,548
13	SGS SA	26,546
		4,533,521
	Turkey—0.47%
6,347	BIM Birlesik Magazalar A.S.	135,730
8,625	Turkcell Iletisim Hizmetleri AS ADR(a)	130,410
		266,140
	United Kingdom—9.16%
42,493	GlaxoSmithKline plc ADR	1,816,151
48,159	GlaxoSmithKline plc	1,033,184
14,261	Royal Dutch Shell plc ADR	954,774
68,951	HSBC Holdings plc	651,570
5,236	Reckitt Benckiser Group plc	424,084
27,462	British Telecom Group plc	170,815
2,549	HSBC Holdings plc ADR	120,389
5,236	Indivior PLC(a)	12,192
		5,183,159

800.292.7435    39

Ariel Global Fund schedule of investments (continued)	12/31/14 (UNAUDITED)

Number of shares	Common stocks — 93.10%	Value
	United States—43.44%
68,682	Microsoft Corp.	$3,190,279
33,282	Gilead Sciences, Inc.(a)	3,137,161
25,640	Johnson & Johnson	2,681,175
19,692	Harman Intl Industries, Inc.	2,101,333
61,910	Tumi Holdings Inc.(a)	1,469,124
76,398	Acacia Research Corp.	1,294,182
17,779	Quest Diagnostics Inc.	1,192,260
27,464	Broadcom Corp., Class A	1,190,015
20,607	U.S. Bancorp	926,285
63,521	QLogic Corp.(a)	846,100
15,049	Verizon Communications Inc.	703,992
7,318	Wal-Mart Stores, Inc.	628,470
48,608	Ruckus Wireless, Inc.(a)	584,268
7,149	Philip Morris Intl, Inc.	582,286
9,312	Southern Co.	457,312
2,926	Berkshire Hathaway Inc., Class B(a)	439,339
4,630	The PNC Financial Service Group, Inc.	422,395
12,804	EMC Corp.	380,791
7,914	Coach, Inc.	297,250
2,178	Praxair, Inc.	282,182
1,944	Core Laboratories N.V.	233,941
10,168	NVIDIA Corp.	203,868
2,386	Schlumberger Ltd.	203,788
4,373	Altera Corp.	161,539
1,867	Ansys, Inc.(a)	153,094
3,428	Expeditors Intl of Washington	152,923
1,418	Accenture plc, Class A	126,642
1,456	Rockwell Collins, Inc.	123,003
1,009	CME Group Inc.	89,448
492	Panera Bread Co.(a)	86,002
851	State Street Corp.	66,804
977	JPMorgan Chase & Co.	61,141
458	M&T Bank Corp.	57,534
327	American Express Co.	30,424
349	Wisconsin Energy Corp.	18,406
		24,574,756
	Total common stocks (Cost $46,770,993)	52,659,753

Number of shares	Investment companies—0.99%	Value
	Exchange Traded Funds—0.99%
7,104	Vanguard FTSE Emerging Markets ETF	$284,302
4,599	Vanguard Total World Stock Index Fund (ETF)	276,492
	Total investment companies (Cost $570,502)	560,794
Principal amount	Repurchase agreement — 2.57%	Value
$1,455,621	Fixed Income Clearing Corporation, 0.00%, dated 12/31/2014, due 01/02/2015, repurchase price $1,455,621, (collaterized by U.S Treasury Note, value $1,486,089, 2.13%, due 08/31/2020) (Cost $1,455,621)	$1,455,621
	Total Investments—96.66% (Cost $48,797,116)	54,676,168
	Cash, Other Assets less Liabilities—3.34%	1,891,429
	Net Assets—100.00%	$56,567,597

(a)Non-income producing.
ADR American Depositary Receipt
See Notes to Schedules of Investments.

40    ARIELINVESTMENTS.COM

Notes to schedules of investments	12/31/14 (UNAUDITED)

NOTE ONE   |   ORGANIZATION
Ariel Investment Trust (the “Trust”) is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. Ariel Fund, Ariel Appreciation Fund, Ariel Focus Fund, Ariel Discovery Fund, Ariel International Fund and Ariel Global Fund (the “Funds”) are series of the Trust. Ariel Focus Fund is a non-diversified Fund, all other Funds are diversified. The Funds issue two classes of shares: an Investor Class and an Institutional Class.

NOTE TWO   |   SIGNIFICANT ACCOUNTING POLICIES
The following is a summary of significant policies related to investments of the Funds held at December 31, 2014.

Securities valuation—Securities for which market quotations are readily available are valued at the last sale price on the national securities exchange on which such securities are primarily traded and, in the case of securities reported on the Nasdaq system, are valued based on the Nasdaq Official Closing Price. If a closing price is not reported, a security shall be valued using i) the closing price on another exchange on which the security traded (if such price is made available by the pricing vendor) or ii) securities for which reliable bid and ask quotations are available are valued at the mean between bid and ask prices. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Trustees.

Certain common stocks that trade on foreign exchanges are subject to valuation adjustments to account for the market movement between the close of a foreign market in which the security is traded and the close of the New York Stock Exchange. In the event the Funds become aware of a significant event that may materially affect the value of a security, a fair value of such security will be determined in accordance with procedures established by the Board of Trustees.

Debt securities having a maturity over 60 days are valued at the yield equivalent as obtained from a pricing source or one or more market makers for such securities. Short-term debt obligations having a maturity of 60 days or less are valued at amortized cost, so long as it approximates fair value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Trustees.

Fair value measurements—Accounting Standards CodificationTM (ASC) 820-10 establishes a three-tier framework for measuring fair value based on a hierarchy of inputs. The hierarchy distinguishes between market data obtained from independent sources (observable inputs) and the Funds’ own market assumptions (unobservable inputs). These inputs are used in determining the value of the Funds’ investments and are summarized below:

Level 1 — quoted prices in active markets for identical securities

Level 2 — other significant observable inputs (including quoted prices for similar securities, “quoted” prices in inactive markets, dealer indications, and inputs corroborated by observable market data)

Level 3 — significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

The Funds use valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of December 31, 2014 in valuing the Funds’ investments carried at fair value:

	Ariel Fund	Ariel Appreciation Fund	Ariel Focus Fund	Ariel Discovery Fund	Ariel International Fund	Ariel Global Fund

Level 1	$2,270,321,853	$2,020,605,261	$66,556,728	$43,863,378	$3,369,453	$32,753,593

Level 2
Foreign Equity	—	—	—	—	8,797,654	20,466,954
Repurchase agreements	90,010,279	41,910,666	308,721	1,746,308	—	1,455,621
Forward foreign currency	—	—	—	—	(32,337)	56,576

Level 3	—	—	—	—	—	—

Fair value at 12/31/14	$2,360,332,132	$2,062,515,927	$66,865,449	$45,609,686	$12,134,770	$54,732,744

800.292.7435    41

Notes to schedules of investments (continued)

	Ariel International Fund	Ariel Global Fund
Transfers into Level 1	$—	$—
Transfers out of Level 1	8,615,425	20,430,397
Transfers into Level 2	8,615,425	20,430,397
Transfers out of Level 2	—	—

There were no transfers between levels for the Ariel Fund, Ariel Appreciation Fund, Ariel Focus Fund and Ariel Discovery Fund. Transfers between levels are recognized at the end of the reporting period.

Forward currency contracts derive their value from underlying exchange rates. These instruments are normally valued by pricing vendors using pricing models. The pricing models typically use inputs that are observed from active markets such as exchange rates. As such, forward currency contracts were categorized as Level 2. The forward currency contracts are reflected at the unrealized appreciation (depreciation) on the contract. See Note Five, Forward Currency Contracts.

Foreign currency—Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party. Realized gains (losses) and unrealized appreciation (depreciation) on securities include the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).

Forward currency contracts—Ariel International Fund and Ariel Global Fund enter into forward currency contracts to provide the appropriate currency exposure related to protecting the value of securities and related receivables and payables against changes in foreign exchange rates. The primary risk associated with a Fund’s use of these contracts is that a counterparty will fail to fulfill its obligation to pay gains due to the Fund under the contracts. Counterparty risk is mitigated by entering into forward currency contracts only with highly rated counterparties. Forward currency contracts are subject to the translations of foreign exchange rate fluctuations. Contracts are “marked-to-market” daily and any resulting unrealized gains (losses) are recorded as unrealized appreciation (depreciation) on foreign currency translations. The Funds record realized gains (losses) at the time the forward currency contract is settled or closed on the Statement of Operations as realized gain (loss) on foreign currency transactions.

Repurchase agreements—The Funds may enter into repurchase agreements with recognized financial institutions and in all instances hold underlying securities as collateral with a value at least equal to the total repurchase price such financial institutions have agreed to pay.

Securities transactions—Securities transactions are accounted for on a trade date basis.

NOTE THREE   |   TRANSACTIONS WITH AFFILIATED COMPANIES

If a Fund’s holding represents ownership of 5% or more of the voting securities of a company, the company is deemed to be an affiliate as defined in the 1940 Act. Ariel Fund had the following transactions during the three months ended December 31, 2014, with affiliated companies:

	Share activity				Three months ended December 31, 2014
Security name	Balance September 30, 2014	Purchases	Sales	Balance December 31, 2014	Market value	Dividends credited to income	Amount of loss realized on sale of shares
Contango Oil & Gas Co.	1,833,617	51,200	—	1,884,817	$55,112,049	$—	$—

42    ARIELINVESTMENTS.COM

12/31/14 (UNAUDITED)

NOTE FOUR   |   FEDERAL INCOME TAXES
At December 31, 2014, the cost of investment securities for tax purposes was as follows:

	Ariel Fund	Ariel Appreciation Fund	Ariel Focus Fund	Ariel Discovery Fund	Ariel International Fund	Ariel Global Fund
Cost of investments	$1,425,144,476	$1,233,535,084	$52,922,628	$45,301,963	$11,347,565	$48,797,116
Gross unrealized appreciation	1,004,387,069	871,551,821	16,543,286	6,131,322	1,457,265	7,870,253
Gross unrealized depreciation	(69,199,413)	(42,570,978)	(2,600,465)	(5,823,599)	(637,723)	(1,991,201)
Net unrealized appreciation	$935,187,656	$828,980,843	$13,942,821	$307,723	$819,542	$5,879,052

Because tax adjustments are calculated annually, the above table does not reflect tax adjustments. For the previous fiscal year’s federal income tax information, please refer to the Notes to Financial Statements section in the Fund’s most recent semi-annual or annual report.

NOTE FIVE   |   FORWARD CURRENCY CONTRACTS
At December 31, 2014, the open forward currency contracts (State Street Bank and Trust as counterparty) are:

Contract settlement date	Currency to be received	Amount to be received	Currency to be delivered	Amount to be delivered	Unrealized appreciation (depreciation)
Ariel International Fund
02/18/2015	SGD	50,239	EUR	30,906	$476
02/18/2015	AUD	195,397	CHF	162,803	(4,861)
02/18/2015	SEK	107,660	EUR	11,622	(257)
02/18/2015	SEK	369,569	EUR	39,896	(882)
02/18/2015	SEK	107,145	EUR	11,567	(256)
02/18/2015	AUD	274,053	USD	238,370	(15,347)
02/18/2015	AUD	177,154	USD	154,088	(9,921)
02/18/2015	CAD	80,871	USD	71,560	(2,023)
02/18/2015	NOK	568,499	USD	83,876	(7,694)
02/18/2015	JPY	9,482,876	CHF	77,583	1,105
02/18/2015	SGD	51,524	EUR	31,544	672
02/18/2015	SGD	23,616	EUR	14,458	308
02/18/2015	AUD	47,062	CAD	44,832	(250)
02/18/2015	AUD	39,066	CAD	37,215	(207)
02/18/2015	SEK	601,621	EUR	63,089	813
02/18/2015	AUD	80,034	CAD	76,242	(425)
02/18/2015	AUD	86,539	CAD	82,439	(460)
02/18/2015	AUD	126,662	CHF	99,398	3,024
02/18/2015	SEK	389,529	EUR	40,848	526
02/18/2015	AUD	19,871	CHF	15,594	474
02/18/2015	GBP	9,003	CHF	13,588	351
02/18/2015	GBP	43,541	CHF	65,710	1,697
02/18/2015	GBP	167,311	EUR	210,299	6,097
02/18/2015	SGD	47,145	USD	36,125	(569)
02/18/2015	SEK	688,087	USD	90,314	(2,034)
02/18/2015	AUD	89,181	USD	72,957	(382)
02/18/2015	AUD	71,816	USD	58,751	(308)
02/18/2015	GBP	12,840	USD	20,202	(196)
02/18/2015	GBP	37,342	USD	58,751	(570)
02/18/2015	GBP	34,746	USD	54,667	(530)
02/18/2015	GBP	46,371	USD	72,957	(708)
					$(32,337)

800.292.7435    43

Notes to schedule of investments (continued)	12/31/14 (UNAUDITED)

Contract settlement date	Currency to be received	Amount to be received	Currency to be delivered	Amount to be delivered	Unrealized appreciation (depreciation)
Ariel Global Fund
02/18/2015	NOK	723,194	GBP	68,113	$(9,213)
02/18/2015	AUD	176,231	EUR	122,280	(4,614)
02/18/2015	CAD	250,266	EUR	176,673	1,315
02/18/2015	CAD	31,000	EUR	21,884	163
02/18/2015	AUD	127,301	EUR	88,330	(3,333)
02/18/2015	AUD	170,575	CHF	142,121	(4,243)
02/18/2015	SEK	815,405	EUR	88,025	(1,946)
02/18/2015	CAD	500,533	USD	442,903	(12,522)
02/18/2015	USD	332,973	JPY	38,683,489	9,900
02/18/2015	SEK	2,161,489	GBP	185,007	(10,937)
02/18/2015	CAD	406,871	CHF	335,157	12,485
02/18/2015	CAD	88,130	CHF	72,596	2,704
02/18/2015	AUD	165,353	CHF	129,761	3,948
02/18/2015	AUD	655,850	CHF	514,680	15,661
02/18/2015	SEK	953,254	EUR	99,963	1,288
02/18/2015	SEK	551,532	CHF	69,440	864
02/18/2015	CAD	308,897	EUR	211,929	9,048
02/18/2015	MXN	2,244,154	EUR	121,282	4,869
02/18/2015	AUD	65,232	EUR	42,635	1,472
02/18/2015	AUD	134,362	EUR	87,819	3,031
02/18/2015	AUD	264,191	EUR	172,675	5,961
02/18/2015	SGD	107,354	CHF	78,909	1,536
02/18/2015	SGD	112,466	CHF	82,667	1,610
02/18/2015	USD	116,809	GBP	74,244	1,133
02/18/2015	USD	106,665	CHF	102,317	3,675
02/18/2015	USD	273,034	GBP	173,540	2,649
02/18/2015	USD	171,414	CHF	164,427	5,906
02/18/2015	USD	116,818	CHF	112,056	4,025
02/18/2015	USD	309,093	EUR	246,950	10,141
					$56,576

44    ARIELINVESTMENTS.COM

Board of trustees1

Mellody L. Hobson	Chair, Board of Trustees President, Ariel Investments, LLC
James W. Compton*	Retired President and Chief Executive Officer, Chicago Urban League
William C. Dietrich*	Lead Independent Trustee Retired Executive Director, Shalem Institute for Spiritual Formation, Inc.
Christopher G. Kennedy*	Chairman, Joseph P. Kennedy Enterprises, Inc. Founder and Chairman, Top Box Foods
Merrillyn J. Kosier	Chief Marketing Officer, Mutual Funds Executive Vice President, Ariel Investments, LLC
Kim Y. Lew*	Vice President and Co-Chief Investment Officer, Carnegie Corporation of New York
William M. Lewis, Jr.*	Managing Director and Co-Chairman of Investment Banking, Lazard Ltd
H. Carl McCall*	Chairman, The State University of New York
John W. Rogers, Jr.	Founder, Chairman, Chief Executive Officer and Chief Investment Officer, Ariel Investments, LLC
James M. Williams*	Vice President and Chief Investment Officer, J. Paul Getty Trust
Royce N. Flippin, Jr. John G. Guffey, Jr. Bert N. Mitchell	Trustees Emeritus (no Trustee duties or responsibilities)

1	The following Trustee changes became effective at the November 18, 2014 Board of Trustees meeting: Mr. Flippin, who had served as Lead Independent Trustee, retired and was voted Trustee Emeritus; Mr. Dietrich was designated Lead Independent Trustee; Mr. Kennedy was appointed Chairman of the Audit Committee
*	Independent Trustee

Ariel Investment Trust

c/o U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, WI 53201-0701

800.292.7435

arielinvestments.com
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Slow and steady wins the race.	TPI (55,000) ©02/15 AI–04